As filed with the Securities and Exchange Commission
                                 on July 1, 1999
                       Registration No. 33-33144; 811-6030

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|

                       Post-Effective Amendment No. 28                     |X|

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |_|

                              Amendment No. 29                             |X|

                        (Check appropriate box or boxes)
                            ------------------------
                            THE CAPITOL MUTUAL FUNDS
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

       Robert M. Kurucza, Esq.                                Carl Frischling, Esq.
       Marco E. Adelfio, Esq.                                 Kramer, Levin, Naftalis
       Morrison & Foerster LLP                                     & Frankel
       2000 Pennsylvania Ave., N.W., Suite 5500               919 Third Avenue
       Washington, D.C.  20006                                New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):

|X|   Immediately upon filing pursuant to Rule 485(b); or       |_|     on (date) pursuant to Rule 485(b), or

|_|   60 days after filing pursuant to Rule 485(a), or          |_|     on (date) pursuant to Rule 485(a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)         |_|     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

               The Registrant is filing this Post-Effective Amendment No. 28 to the Trust's Registration Statement for the purpose of including audited financial statements and certain related financial information for Nations Capital Income Fund, Nations Blue Chip fund, Nations Asset Allocation Fund, Nations Intermediate Bond Fund, Nations California Municipal Bond Fund and Nations California Tax-Exempt Reserves (successor portfolios for certain portfolios comprising the Pacific Horizon Funds, Inc.) for the fiscal period ended February 28, 1999.

               Part A filed pursuant to Rule 485(a) in Post-Effective Amendment No. 24, dated February 16, 1999, is incorporated by reference herein.

                            THE CAPITOL MUTUAL FUNDS
                      D/B/A NATIONS INSTITUTIONAL RESERVES
                              CROSS REFERENCE SHEET

Part A
Item No.                                                               Prospectus
--------                                                               ----------

  1.  Front and Back Cover Pages .................................     Front and Back Cover Pages

  2.  Risk/Return Summary: Investments, Risks
      and Performance.............................................     About this Prospectus

  3.  Risk/Return Summary: Fee Tables.............................     About the Funds; Financial Highlights

  4.  Investment Objectives, Principal
      Investment Strategies, and Related Risks....................     About the Funds; Other Important
                                                                       Information

  5.  Management's Discussion of Fund
      Performance.................................................     About the Funds

  6.  Management, Organization, and
      Capital Structure...........................................     What's Inside; About the Funds;
                                                                       How the Funds Are Managed;
                                                                       About your Investment

  7.  Shareholder Information.....................................     About the Funds; About your
                                                                       Investment

  8.  Distribution Arrangements...................................     Information for Investors

  9.  Financial Highlights Information............................     Financial Highlights; About the Funds



Part B
Item No.

10.   Cover Page and Table of Contents............................     Cover Page and Table of Contents

11.   Fund History................................................     Introduction



12.   Description of the Fund and Its
      Investments and Risks.......................................     Additional Information on Portfolio
                                                                       Investments


13.   Management of the Funds.....................................     Trustees And Officers; Investment
                                                                       Advisory, Administration, Custody Transfer Agency,
                                                                       Shareholder Servicing and Distribution Agreements
14.   Control Persons and Principal
      Holders of Securities.......................................     Not Applicable

15.   Investment Advisory and Other Services......................     Investment Advisory,
                                                                       Administration, Custody, Transfer Agency, Shareholder
                                                                       Servicing And Distribution Agreements

16.   Brokerage Allocation and Other Practices....................     Portfolio Transactions and
                                                                       Brokerage--General Brokerage Policy

17.   Capital Stock and Other
      Securities..................................................     Description Of Shares;
                                                                       Investment Advisory, Administration, Custody, Transfer
                                                                       Custody, Transfer Agency, Shareholder Servicing And
                                                                       Distribution Agreements

18.   Purchase, Redemption and Pricing
      of Shares...................................................     Net Asset Value -- Purchases
                                                                       And Redemptions; Distributor

19.   Taxation of the Fund........................................     Additional Information Concerning
                                                                       Taxes

20.   Underwriters................................................     Investment Advisory,
                                                                       Administration Custody, Transfer Agency Shareholder
                                                                       Servicing And Distribution Agreements; Distributor

21.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance

22.   Financial Statements........................................     Independent Accountant and
                                                                       Reports


Part C
Item No.                                                         Other Information
--------                                                         -----------------

                                                                 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this
                                                                 Document

                        NATIONS INSTITUTIONAL RESERVES


                         Supplement dated July 1, 1999
                      to the Prospectus dated May 21, 1999


The combined prospectus for the Investor A, Investor B and Investor C Shares of Nations Intermediate Bond Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund of Nations Institutional Reserves is hereby supplemented by:


1. Deleting the introductory paragraph under the heading "Financial Highlights" and inserting in its place the following:


   The following financial highlights have been derived from the audited financial statements of the Pacific Horizon Capital Income Fund, Pacific Horizon Blue Chip Fund, Pacific Horizon Asset Allocation Fund, Pacific Horizon Intermediate Bond Fund and Pacific Horizon California Municipal Bond Fund (the predecessor portfolios). PricewaterhouseCoopers LLP was the independent accountant to Pacific Horizon Funds, Inc. The reports of PricewaterhouseCoopers LLP for the fiscal year ended February 28, 1999 of the Pacific Horizon Capital Income Fund, Pacific Horizon Blue Chip Fund, Pacific Horizon Asset Allocation Fund, Pacific Horizon Intermediate Bond Fund and Pacific Horizon California Municipal Bond Fund accompany the financial statements for the periods presented and are incorporated by reference in the SAI, which is available upon request. Financial Highlights for Investor B Shares of Nations Intermediate Bond Fund and Investor C Shares of Nations California Municpal Bond Fund are not provided below because these classes of shares had not yet commenced operations during the period indicated below.


2. Inserting the following charts under the heading "Financial Highlights" after the introductory paragraph of that section:

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED FEBRUARY 28, 1999 (a)


                                                   Nations           Nations
                                                Intermediate         Capital
                                                    Bond              Income
                                                    Fund              Fund

Net asset value, beginning of period            $  9.69             $ 17.28
Income from Investment Operations:
Net investment income                              0.50                0.51
Net realized and unrealized gains (losses) on
 investment transactions                         ( 0.03)               0.25
Total income (loss) from investment operations     0.47                0.76
Less Dividends and Distributions:
Dividends to shareholders from net investment
 income                                          ( 0.53)             ( 0.52)
Distributions to shareholders from net realized
 gains on investment transactions                ( 0.11)             ( 0.18)
Total dividends and distributions                ( 0.64)             ( 0.70)
Net change in net asset value per share          ( 0.17)               0.06
Net asset value per share, end of period        $  9.52             $ 17.34
Total return                                       4.89%               4.64%
Ratios/Supplemental Data:
Net assets, end of period (millions)             $   63              $  356
Ratio of expenses to average net assets            0.90%               1.15%
Ratio of net investment income to average net
 assets                                            5.14%               2.97%
Ratio of expenses to average net assets*            (c)                1.16%**(c)
Ratio of net investment income to average net
 assets*                                            (c)                2.96%**(c)
Portfolio turnover ratio                         $   63                 66%



                                                   Nations        Nations      Nations
                                                 California         Blue        Asset
                                                    Bond            Chip     Allocation
                                                    Fund            Fund        Fund
Net asset value, beginning of period            $  7.64           $ 29.90     $ 21.41
Income from Investment Operations:
Net investment income                              0.34              0.09        0.55
Net realized and unrealized gains (losses) on
 investment transactions                           0.10              5.26        2.48
Total income (loss) from investment operations     0.44              5.35        3.03
Less Dividends and Distributions:
Dividends to shareholders from net investment
 income                                          ( 0.34)           ( 0.10)     ( 0.45)
Distributions to shareholders from net realized
 gains on investment transactions                ( 0.14)           ( 1.72)     ( 1.49)
Total dividends and distributions                ( 0.48)           ( 1.82)     ( 1.94)
Net change in net asset value per share          ( 0.04)             3.53        1.09
Net asset value per share, end of period        $  7.60           $ 33.43     $ 22.50
Total return                                       5.94%            18.58%      14.72%
Ratios/Supplemental Data:
Net assets, end of period (millions)              $ 219            $  401       $  72
Ratio of expenses to average net assets            0.93%             1.16%       0.94%
Ratio of net investment income to average net
 assets                                            4.42%             0.31%       2.64%
Ratio of expenses to average net assets*           (b)(c)            1.17%         (c)
Ratio of net investment income to average net
 assets*                                            (c)              0.30%         (c)
Portfolio turnover ratio                            42%                --         114%

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** During the years ended February 28, 1999, 1998 and 1997 and February 29,
   1996, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Investor A Shares of Nations Intermediate Bond Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund were formerly Class A shares of Pacific Horizon Intermediate Bond Fund, Pacific Horizon Capital Income Fund, Pacific Horizon California Municipal Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund, respectively, each a predecessor portfolio.
(b) Fees paid by third parties had no effect on the ratios.
(c) There were no fee waivers or expense reimbursements during the period.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED
FEBRUARY 28, 1999 (a)

                                                           Nations      California         Nations          Nations
                                                           Capital       Municipal           Blue             Asset
                                                           Income         Bond               Chip          Allocation
                                                           Fund(b)        Fund(b)            Fund            Fund(b)
                                                           -------        -------            ----            -------
Net asset value, beginning of period                       $17.67        $ 7.61            $ 33.73         $ 23.17
Income from Investment Operations:
Net investment income                                       0.22           0.16              (0.05)           0.22
Net realized and unrealized gains (losses) on
 investment transactions                                   (0.17)          0.14               1.39            0.75
Total income (loss) from investment operations              0.05           0.30               1.34            0.97
Less Dividends and Distributions:
Dividends to shareholders from net investment income       (0.24)         (0.16)             (0.01)         ( 0.20)
Distributions to shareholders from net realized gains on
 investment transactions                                   (0.18)         (0.14)             (1.72)         ( 1.49)
Total dividends and distributions                          (0.42)         (0.30)             (1.73)         ( 1.69)
Net change in net asset value per share                    (0.37)            --              (0.39)         ( 0.72)
Net asset value per share, end of period                   $17.30        $ 7.61            $ 33.34         $ 22.45
Total return                                                0.44%(e)       4.09%              4.53%(e)        4.59%(e)
Ratios/Supplemental Data:
Net assets, end of period (millions)                       $   3         $    2            $    13         $     6
Ratio of expenses to average net assets                     1.96%(d)       1.70%(d)           1.97%(d)**      1.74%(d)
Ratio of net investment income to average net assets        2.14%(d)       3.67%(d)          (0.58%)(d)       1.92%(d)
Ratio of expenses to average net assets                     1.97%**(c)     1.71%*(c)(d)**     1.99%*(d)         (c)*
Ratio of net investment income to average net assets        2.13%**(c)     3.67%*(c)(d)      (0.60%)*(d)        (c)*
Portfolio turnover ratio                                      66%            42%                               114%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** During the period ended February 28, 1999, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Investor B Shares of Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund were formerly Class B Shares of Pacific Horizon Capital Income Fund, Pacific Horizon California Municipal Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund, respectively, each a predecessor portfolio.
(b) Period from July 15, 1998 (inception date) to February 28, 1999.
(c) There were no fee waivers or expense reimbursements during the period.
(d) Annualized.
(e) Not annualized.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED FEBRUARY 28, 1999 (a)

                                                           Nations         Nations        Nations      Nations
                                                        Intermediate       Capital         Blue         Asset
                                                            Bond           Income          Chip       Allocation
                                                            Fund            Fund           Fund          Fund
                                                            ----            ----           ----          ----
Net asset value, beginning of period                      $  9.72         $ 17.24        $  29.79      $ 21.36
Income from Investment Operations:
Net investment income                                        0.46            0.40           (0.06)        0.44
Net realized and unrealized gains (losses) on
 investment transactions                                       --            0.31            5.23         2.49
Total income (loss) from investment operations               0.46            0.71            5.17         2.93
Less Dividends and Distributions:
Dividends to shareholders from net investment income        (0.48)          (0.40)             --        (0.35)
Distributions to shareholders from net realized gains on
 investment transactions                                    (0.11)          (0.18)          (1.72)       (1.49)
Total dividends and distributions                           (0.59)          (0.58)          (1.72)       (1.84)
Net change in net asset value per share                     (0.13)           0.13            3.45         1.09
Net asset value per share, end of period                  $  9.59         $ 17.37        $  33.24      $ 22.45
Total return                                                 4.76%           4.29%          17.96%       14.23%
Ratios/Supplemental Data:
Net assets, end of period (millions)                      $   495         $     4        $     13      $     2
Ratio of expenses to average net assets                      1.39%           1.65%           1.66%        1.44%
Ratio of net investment income to average net assets         4.67%           2.45%         (0.22%)        2.14%
Ratio of expenses to average net assets*                     1.65%           1.91%**         1.92%        1.69%
Ratio of net investment income to average net assets*        4.41%           2.19%**        (0.48%)       1.89%
Portfolio turnover ratio                                                       66%             --          114%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** During the period ended February 28, 1999, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Investor C Shares of Nations Intermediate Bond Fund, Nations Capital Income Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund were formerly Class K Shares of Pacific Horizon Intermediate Bond Fund, Pacific Horizon Capital Income Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund, respectively, each a predecessor portfolio.

                        NATIONS INSTITUTIONAL RESERVES

                         Supplement dated July 1, 1999
                      to the Prospectus dated May 21, 1999


The combined prospectus for the Seafirst Shares of Nations Intermediate Bond Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund of Nations Institutional Reserves is hereby supplemented by:

1. Deleting the introductory paragraph under the heading "Financial Highlights" and inserting in its place the following:

    The following financial highlights have been derived from the audited financial statements of the Pacific Horizon Blue Chip Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Intermediate Bond Fund (the predecessor portfolios). PricewaterhouseCoopers LLP was the independent accountant to Pacific Horizon Funds, Inc. The reports of PricewaterhouseCoopers LLP for the fiscal year ended February 28, 1999 of the Pacific Horizon Blue Chip Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Intermediate Bond Fund accompany the financial statements for the periods presented and are incorporated by reference in the SAI, which is available upon request.

2. Inserting the following chart under the heading "Financial Highlights" after the introductory paragraph of that section:


FOR A SEAFIRST SHARE OUTSTANDING THROUGHOUT THE PERIOD
ENDED FEBRUARY 28, 1999 (a)

                                                                       Nations          Nations     Nations
                                                                     Intermediate        Blue        Asset
                                                                       Bond              Chip      Allocation
                                                                       Fund              Fund         Fund
Net asset value, beginning of period                                 $ 10.87             $ 26.53    $ 16.63
Income from Investment Operations:
Net investment income                                                  0.57                 0.14      0.45
Net realized and unrealized gains (losses) on
 investment transactions                                             ( 0.05)                4.66      1.88
Total income (loss) from investment operations                         0.52                 4.80      2.33
Less Dividends and Distributions:
Dividends to shareholders from net investment income                 ( 0.52)               ( 0.16)   ( 0.46)
Distributions to shareholders from net realized gains on investment
 transactions                                                        ( 0.11)               ( 1.72)   ( 1.49)
Total dividends and distributions                                    ( 0.63)               ( 1.88)   ( 1.95)
Net change in net asset value per share                              ( 0.11)                 2.92      0.38
Net asset value per share, end of period                             $ 10.76              $ 29.45   $ 17.01
Total return                                                           4.88%                18.89%    14.76%
Ratios/Supplemental Data:
Net assets, end of period (millions)                                 $   33              $    418   $   208
Ratio of expenses to average net assets                                0.90%                 0.95%     0.93%
Ratio of net investment income to average net assets                   5.16%                 0.52%     2.65%
Ratio of expenses to average net assets*                                  (b)                1.17%     0.94%
Ratio of net investment income to average net assets*                     (b)                0.30%     2.64%
Portfolio turnover ratio                                                                       --       114%

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Seafirst Shares of Nations Intermediate Bond Fund, Nations Blue Chip Fund and Nations Asset Allocation Fund were formerly SRF Shares of the Pacific Horizon Intermediate Bond Fund, Pacific Horizon Blue Chip Fund, and Pacific Horizon Asset Allocation Fund, respectively, each a predecessor portfolio.
(b) Fee waivers had no effect on the ratios.

                        NATIONS INSTITUTIONAL RESERVES


                         Supplement dated July 1, 1999
                      to the Prospectus dated May 21, 1999


The prospectus for the Adviser Class Shares of Nations California Tax-Exempt Reserves of Nations Institutional Reserves is hereby supplemented by:

1. Deleting the introductory paragraph under the heading "Financial Highlights" and inserting in its place the following:

    The following financial highlights for Adviser Class Shares of the Fund have been derived from the audited financial statements of the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor portfolio). PricewaterhouseCoopers LLP was the independent accountant to the Pacific Horizon California Tax-Exempt Money Market Fund. The reports of PricewaterhouseCoopers LLP for the fiscal year ended February 28, 1999 of the Pacific Horizon California Tax-Exempt Money Market Fund accompany the financial statements for the periods presented and are incorporated in the SAI, which is available upon request.

2. Inserting the following chart under the heading "Financial Highlights" after the introductory paragraph of that section:

FOR AN ADVISER CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD(a)

Nations California Tax-Exempt Reserves



                                                                                     PERIOD
                                                                                     ENDED
                                                                                    2/28/99
Net asset value, beginning of period                                                $ 1.00
Income from Investment Operations:
Net investment income                                                               0.0268
Net realized and unrealized gains (losses) on
 investment transactions                                                              --
Total income (loss) from investment operations                                      0.0268
Less Dividends and Distributions:
Dividends to shareholders from net investment income                               (0.0268)
Distributions to shareholders from net realized gains on investment transactions      --
Total dividends and distributions                                                     --
Net change in net asset value per share                                               --
Net asset value per share, end of period                                            $ 1.00
Total return                                                                          2.71%
Ratios/Supplemental Data:
Net assets, end of period (millions)                                                $  709
Ratio of expenses to average net assets                                               0.49%
Ratio of net investment income to average net assets                                  2.65%
Ratio of expenses to average net assets*                                              (b)(c)
Ratio of net investment income to average net assets*                                 (b)(c)
Portfolio turnover ratio                                                              --

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Adviser Class Shares of Nations California Tax-Exempt Reserves were formerly Horizon Service Shares of the Pacific Horizon California
    Tax-Exempt Money Market Fund, a predecessor portfolio.
(b) There were no fee waivers or expense reimbursements during the period.
(c) Fees paid by third parties had no effect on the ratios.

                        NATIONS INSTITUTIONAL RESERVES


                         Supplement dated July 1, 1999
                      to the Prospectus dated May 21, 1999


The prospectus for the Daily Class Shares of Nations California Tax-Exempt Reserves of Nations Institutional Reserves is hereby supplemented by:


1. Deleting the introductory paragraph under the heading "Financial Highlights" and inserting in its place the following:


    The following financial highlights for Daily Class Shares of the Fund have been derived from the audited financial statements of the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor portfolio). PricewaterhouseCoopers LLP was the independent accountant to the Pacific Horizon California Tax-Exempt Money Market Fund. The reports of PricewaterhouseCoopers LLP for the fiscal year ended February 28, 1999 of the Pacific Horizon California Tax-Exempt Money Market Fund accompany the financial statements for the periods presented and are incorporated in the SAI, which is available upon request.


2. Inserting the following chart under the heading "Financial Highlights" after the introductory paragraph of that section:


FOR A DAILY CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD (a)

Nations California Tax-Exempt Reserves



                                                                                     PERIOD
                                                                                      ENDED
                                                                                     2/28/99
Net asset value, beginning of period                                                 $ 1.00
Income from Investment Operations:
Net investment income                                                                0.0238
Net realized and unrealized gains (losses) on
 investment transactions                                                                --
Total income (loss) from investment operations                                          --
Less Dividends and Distributions:
Dividends to shareholders from net investment income                                (0.0238)
Distributions to shareholders from net realized gains on investment transactions        --
Total dividends and distributions                                                       --
Net change in net asset value per share                                                 --
Net asset value per share, end of period                                             $ 1.00
Total return                                                                           2.41%
Ratios Supplemental Data:
Net assets, end of period (millions)                                                $   299
Ratio of expenses to average net assets                                                0.79%
Ratio of net investment income to average net assets                                   2.33%
Ratio of expenses to average net assets*                                               1.24%(b)
Ratio of net investment income to average net assets*                                  1.88%(b)
Portfolio turnover ratio                                                                --

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Daily Class Shares of Nations California Tax-Exempt Reserves were formerly
    S Class Shares of the Pacific Horizon California Tax-Exempt Money Market Fund, a predecessor portfolio.
(b) Fees paid by third parties had no effect on the ratios.

                        NATIONS INSTITUTIONAL RESERVES

                         Supplement dated July 1, 1999
                      to the Prospectus dated May 21, 1999


The prospectus for the Investor Shares of Nations California Tax-Exempt Reserves of Nations Institutional Reserves is hereby supplemented by:

1. Deleting the introductory paragraph under the heading "Financial Highlights" and inserting in its place the following:

    The following financial highlights for Investor Class Shares of the Fund have been derived from the audited financial statements of the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor portfolio). PricewaterhouseCoopers LLP was the independent accountant to the Pacific Horizon California Tax-Exempt Money Market Fund. The reports of PricewaterhouseCoopers LLP for the fiscal year ended February 28, 1999 of the Pacific California Tax-Exempt Money Market Fund accompany the financial statements for the periods presented and are incorporated in the SAI, which is available upon request.

2. Inserting the following chart under the heading "Financial Highlights" after the introductory paragraph of that section:


FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD(a)

Nations California Tax-Exempt Reserves

                                                                                    PERIOD
                                                                                     ENDED
                                                                                    2/28/99
Net asset value, beginning of period                                                 $ 1.00
Income from Investment Operations:
Net investment income                                                                0.0261
Net realized and unrealized gains (losses) oninvestment transactions                    --
Total income (loss) from investment operations                                       0.0261
Less Dividends and Distributions:
Dividends to shareholders from net investment income                                (0.0261)
Distributions to shareholders from net realized gains on investment transactions        --
Total dividends and distributions                                                       --
Net change in net asset value per share                                                 --
Net asset value per share, end of period                                             $ 1.00
Total return                                                                           2.64%
Ratios/Supplemental Data:
Net assets, end of period (millions)                                                $   539
Ratio of expenses to average net assets                                                0.56%
Ratio of net investment income to average net assets                                   2.61%
Ratio of expenses to average net assets*                                               0.59%(b)
Ratio of net investment income to average net assets*                                  2.58%(b)
Portfolio turnover ratio

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Investor Class Shares of Nations California Tax-Exempt Reserves were formerly Pacific Horizon Shares of the Pacific Horizon California Tax-Exempt Money Market Fund, a predecessor portfolio.
(b) Fees paid by third parties had no effect on the ratios.

                         NATIONS INSTITUTIONAL RESERVES
                  (formerly known as The Capitol Mutual Funds)

                       Statement of Additional Information

                              NATIONS CASH RESERVES
                          NATIONS MONEY MARKET RESERVES
                            NATIONS TREASURY RESERVES
                           NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                          NATIONS ASSET ALLOCATION FUND
                           NATIONS CAPITAL INCOME FUND
                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                         NATIONS INTERMEDIATE BOND FUND
                             NATIONS BLUE CHIP FUND

      CAPITAL, ADVISER, LIQUIDITY, MARKET, INVESTOR, SERVICE, DAILY, TRUST, INVESTOR A, INVESTOR B, INVESTOR C, PRIMARY A, PRIMARY B AND SEAFIRST SHARES

                                SEPTEMBER 1, 1998
                         AS SUPPLEMENTED ON JULY 1, 1999


This Statement of Additional Information (the "SAI") is not a prospectus. It is intended to provide additional information regarding the eleven series of Nations Institutional Reserves (the "Trust") and should be read in conjunction with the Trust's prospectuses dated September 1, 1998 and May 21, 1999, as supplemented (each a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings as assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o the Distributor, Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.



                                TABLE OF CONTENTS

THE TRUST................................................................................................1

INVESTMENT LIMITATIONS...................................................................................1

       GENERAL...........................................................................................1
       FUNDAMENTAL INVESTMENT LIMITATIONS................................................................2
       NON-FUNDAMENTAL INVESTMENT LIMITATIONS............................................................7

ADDITIONAL INFORMATION ON FUND INVESTMENTS..............................................................11

        GENERAL.........................................................................................11
        ASSET-BACKED SECURITIES.........................................................................11
        BANK INSTRUMENTS................................................................................14
        BORROWINGS......................................................................................14
        COMMERCIAL INSTRUMENTS..........................................................................14
        CONVERTIBLE SECURITIES..........................................................................16
        CORPORATE DEBT SECURITIES.......................................................................17
        CUSTODIAL RECEIPTS..............................................................................17
        DELAYED DELIVERY TRANSACTIONS...................................................................18
        DOLLAR ROLL TRANSACTIONS .......................................................................18
        FOREIGN CURRENCY TRANSACTIONS ..................................................................19
        FUTURES, OPTIONS AND OTHER DERIVATIVE
              INSTRUMENTS ..............................................................................21
        RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS...................................28
        GUARANTEED INVESTMENT CONTRACTS.................................................................30
        INSURED MUNICIPAL SECURITIES ...................................................................31
        INTEREST RATE TRANSACTIONS .....................................................................31
        LOWER RATED DEBT SECURITIES.....................................................................32
        MUNICIPAL SECURITIES ...........................................................................33
        INFORMATION SPECIFIC TO CALIFORNIA MUNICIPAL SECURITIES.........................................36
        OPTIONS ON CURRENCIES...........................................................................48
        OTHER INVESTMENT COMPANIES......................................................................48
        REAL ESTATE INVESTMENT TRUSTS...................................................................49
        REPURCHASE AGREEMENTS ..........................................................................50
        RESTRICTED SECURITIES...........................................................................50
        REVERSE REPURCHASE AGREEMENTS ..................................................................50
        SECURITIES LENDING..............................................................................51
        SHORT SALES.....................................................................................51
        SPECIAL SITUATIONS..............................................................................52
        STAND-BY COMMITMENTS ...........................................................................52
        STRIPPED SECURITIES.............................................................................53
        TAX-EXEMPT INSTRUMENTS..........................................................................53
        U.S. AND FOREIGN BANK OBLIGATIONS...............................................................54
        U.S. GOVERNMENT OBLIGATIONS.....................................................................54
        USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS....................................................55
        VARIABLE AMOUNT MASTER DEMAND NOTES.............................................................56
        VARIABLE- AND FLOATING-RATE INSTRUMENTS ........................................................56
        WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS  .................................................57
        ZERO-COUPON SECURITIES..........................................................................57

THE ADVISER.............................................................................................58



INVESTMENT STYLES.......................................................................................65

ADMINISTRATOR AND CO-ADMINISTRATOR......................................................................67

COUNSEL.................................................................................................69

TRUSTEES AND OFFICERS...................................................................................69

        NATIONS FUNDS RETIREMENT PLAN...................................................................76
        NATIONS FUNDS DEFERRED COMPENSATION PLAN........................................................76

COMPENSATION TABLE......................................................................................77

LIMITATION OF TRUSTEES' LIABLITY........................................................................78

SHAREHOLDER LIABILITY...................................................................................78

PERFORMANCE INFORMATION.................................................................................78

        GENERAL.........................................................................................78
        MONEY MARKET FUNDS..............................................................................79
        YIELD CALCULATIONS..............................................................................79
        NON-MONEY MARKET FUNDS..........................................................................82
        TOTAL RETURN CALCULATIONS.......................................................................86

PURCHASE AND REDEMPTION OF SHARES.......................................................................92

        EXCHANGES.......................................................................................94

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS............................................................95

        LIQUIDITY CLASS.................................................................................95
        MARKET CLASS....................................................................................97
        ADVISER CLASS...................................................................................99
        TRUST CLASS....................................................................................100
        DAILY CLASS....................................................................................100
        SERVICE CLASS..................................................................................102
        INVESTOR CLASS.................................................................................104
        INVESTOR A SHARES..............................................................................105
        INVESTOR B SHARES..............................................................................107
        INVESTOR C SHARES..............................................................................108
        PRIMARY B SHARES...............................................................................110
        MARSICO SHARES.................................................................................110
        SEAFIRST SHARES................................................................................111

DETERMINATION OF NET ASSET VALUE.......................................................................112

       MONEY MARKET FUNDS..............................................................................112
       NON-MONEY MARKET FUNDS..........................................................................113

ADDITIONAL INFORMATION CONCERNING TAXES................................................................114

       GENERAL.........................................................................................115
       EXCISE TAX......................................................................................115
       TAXATION OF FUND INVESTMENTS....................................................................116
       FOREIGN TAXES...................................................................................117
       CAPITAL GAIN DISTRIBUTIONS......................................................................118
       OTHER DISTRIBUTIONS.............................................................................118
       DISPOSITION OF FUND SHARES......................................................................118
       FEDERAL INCOME TAX RATES........................................................................119

       CORPORATE SHAREHOLDERS..........................................................................119
       FOREIGN SHAREHOLDERS............................................................................119
       NEW REGULATIONS.................................................................................119
       BACKUP WITHHOLDING..............................................................................120
       TAX-DEFERRED PLANS..............................................................................120
       ADDITIONAL CONSIDERATIONS FOR NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA
       TAX-EXEMPT RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND..................................120
       ADDITIONAL CONSIDERATIONS FOR NATIONS CALIFORNIA TAX-EXEMPT
       RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND.............................................121
       OTHER MATTERS...................................................................................122

FUND TRANSACTIONS AND BROKERAGE........................................................................122

       GENERAL BROKERAGE POLICY........................................................................122
       BROKERAGE COMMISSIONS...........................................................................125
       SECTION 28(E) STANDARDS.........................................................................125

CUSTODIAN AND TRANSFER AGENT...........................................................................126

DISTRIBUTOR............................................................................................127

DESCRIPTION OF SHARES..................................................................................127

5% SHAREHOLDERS........................................................................................128

SUITABILITY OF NATIONS TREASURY
RESERVES FOR INVESTMENT BY MUNICIPAL INVESTORS.........................................................138

REPORTS EXPERTS AND FINANCIAL INFORMATION..............................................................138

                                       iii

                                    THE TRUST

Nations Institutional Reserves (formerly known as The Capitol Mutual Funds)1, is an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 22, 1990. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. See "Description of Shares." This Statement of Additional Information ("SAI") relates to the Trust's Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves and the Nations California Tax-Exempt Reserves (collectively referred to as the "Money Market Funds"), and to the Trust's Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund (collectively referred to as the "Non-Money Market Funds," and, together with the Money Market Funds, the "Funds").

Nations Intermediate Bond Fund and Nations Blue Chip Fund are sometimes referred to herein as the "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as the Feeder Funds of Nations Master Investment Trust ("NMIT"), an open-end management investment company. Nations Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio. Nations Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio.

Nations Institutional Reserves is a member of the Nations Funds family ("Nations Funds Family"), a fund complex consisting of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Fund Family is currently undergoing a restructuring. As a result, certain funds originally series of Nations Fund, Inc. ("NFI"), Nations Fund Trust ("NFT") and Nations Fund Portfolios, Inc. ("NFP") have been moved into Nations Institutional Reserves. Certain information in this SAI will reference the other fund companies of the Nations Fund Family.

                             INVESTMENT LIMITATIONS


GENERAL

Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

----------------------------
1 More specifically, Nations Institutional Reserves is the name under which The Capitol Mutual Funds conducts business.

FUNDAMENTAL INVESTMENT LIMITATIONS:

Significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued
- Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- "The Company and Its Common Stock" in this SAI), each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

 1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Nations Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.
                                       3

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, or partner of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13.   Write or purchase puts, calls or combinations thereof.

14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Nations Money Market Reserves may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

8.     Purchase securities of companies for the purpose of exercising control.

9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.

10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guarantee by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

Although the foregoing investment limitations would permit Nations Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

As stated in the Prospectuses under "General Investment Policies: Investment Limitations," securities subject to unconditional demand features acquired by Nations Money Market Reserves must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, Nations Money Market Reserves may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

Nations California Tax-Exempt Reserves may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
       (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

6.     Make loans, except to the extent permitted by the 1940 Act.

Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
       (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

5.     Make loans, except to the extent permitted by the 1940 Act.

6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS:

1. Nations Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

2. Nations California Tax-Exempt Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

       Notwithstanding the foregoing restriction, the California Tax-Exempt Reserves invest without regard to 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

3. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not: sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

4. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not purchase securities of other investment companies except as permitted by the 1940 Act.

5. Nations California Municipal Bond Fund may not purchase securities of companies for the purpose of exercising control.

6. Nations Intermediate Bond Master Portfolio, Nations Blue Chip Master Portfolio, Nations Asset Allocation Fund, Nations Capital Income Fund and Nations California Municipal Bond Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

GENERAL

Information concerning each Fund's investment objective is set forth in the respective Prospectuses of the Trust under the heading "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

ASSET-BACKED SECURITIES

IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS

Obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however, time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

BORROWINGS

The Trust participates in an uncommitted line of credit provided by The Bank of New York ("BNY") under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating

Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended April 30, 1998.

COMMERCIAL INSTRUMENTS

Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Nations Cash Reserves and Nations Money Market Reserves will limit purchases of commercial instruments to instruments which:
(a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by the Board of Trustees on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Trustees of the Trust. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

DELAYED DELIVERY TRANSACTIONS

In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

FOREIGN CURRENCY TRANSACTIONS

As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES CONTRACTS. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

OPTIONS ON FUTURES CONTRACTS. As described in the Prospectuses, an option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

OPTIONS AND FUTURES STRATEGIES. As described in the Prospectuses, the Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures
                                       19
transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index.

The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Trustees.

GUARANTEED INVESTMENT CONTRACTS

Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

GENERAL

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

INFORMATION SPECIFIC TO CALIFORNIA MUNICIPAL SECURITIES

The following information relating to Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund supplements information relevant to each of those Funds in the related Prospectuses.

This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

ECONOMIC FACTORS

FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

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

1995-96, 1996-97 AND 1997-98 FISCAL YEARS

With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

In each of these two fiscal years, the State budget contained the following major features:

1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" - Proposition 98".

2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1998-99 FISCAL YEAR

On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

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

For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

FISCAL YEAR 1998-99 BUDGET ACT

On August 21, 1998, the Governor signed the Budget Act, but vetoed expenditures of $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

The Budget Act anticipated General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. In May of 1999 the Governor released new projections for the balance of the 1998-99 fiscal year (the "May Update"). The May Update showed that the State's economy grew stronger in late 1998 and into 1999 than had been anticipated. Most of the increase was derived from personal income taxes, reflecting stringer wage employment than previously estimated, and additional growth in capital gain realizations resulting from the stock market's rise.

After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU as of June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The May update projects that the SFEU will have a balance of almost $1.9 billion as of June 30, 1999. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

The Budget Act provides that starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal year and about $1 billion annually thereafter. In addition to the cut in VLF, the 1998-99 Budget includes both temporary and permanent increases, in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

The following were the major features of the 1998-99 Budget Act:

Proposition 98 funding for K-14 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-14 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

The Budget Act includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in nine years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

Although California's strong economy is producing additional revenues for the State government, the State's budget continues to be under stress from mandated spending on education and services. There can be no assurances that, if economic conditions weaken in the United States or abroad, or other factors intercede, the State will not experience budget gaps in the future.

PROPOSED 1999-2000 FISCAL YEAR BUDGET

On January 8, 1999, the Governor released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimates general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposes expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projects a balance in the SFEU of $414.5 million on June 30, 2000 and is expanded to $42.8 billion, an increase of $2.8 billion over 1998-99.

The Proposed Budget incorporates a proposal to obtain federal waiver and federal funding for the current state-funded family planning program, titled Family Planning, Access, Care and Treatment ("Family PACT"). The federal funding of approximately $122 million will reduce General Fund expenditures for Medi-Cal by a similar amount, $62 million of which savings will be used to assist in balancing the 1999-2000 budget.

THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

REVENUE DISTRIBUTION. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

HEALTH CARE LEGISLATION. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

MORTGAGES AND DEEDS. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on AD valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit AD VALOREM taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum AD VALOREM tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to AD VALOREM taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any AD VALOREM property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of AD VALOREM taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App.3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991) , subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, 11 Cal.4th 220
(1995), REH'G DENIED, MODIFIED 45 Cal. Rptr. 2d 204 (1995) , the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

PROPOSITION 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688, 38 Cal. Rptr. 2d 363 (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

OTHER INVESTMENT INFORMATION. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of Nations California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OPTIONS ON CURRENCIES

Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

REAL ESTATE INVESTMENT TRUSTS

A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser, the Custodian or an agent of either such party monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Funds' custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate. Repurchase agreements are a permissible investment for all Funds.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Funds may be restricted securities and the Adviser may invest in restricted securities based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A and Section 4(2) promulgated under the 1933 Act. The Funds may purchase liquid and illiquid restricted securities. Purchases of illiquid restricted securities are subject to the Fund's investment limitations on the purchase of illiquid securities.

REVERSE REPURCHASE AGREEMENTS

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

To increase return on portfolio securities, all the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. (As a matter of operating policy, Nations Municipal Reserves does not lend portfolio securities.) Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities, including cash collateral received for securities loans. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on investment collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.
                                       45

STAND-BY COMMITMENTS

Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

TAX-EXEMPT INSTRUMENTS

Tax-exempt instruments which are permissible investments include floating-rate notes. Investments in such floating-rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank), and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be comparable to the long-term bond or commercial paper ratings discussed in the relevant Prospectus. The Adviser will monitor the earnings power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings discussed in the relevant Prospectus, including municipal lease obligations and participation interests in municipal securities (such as industrial development bonds and municipal lease purchase payments).

U.S. AND FOREIGN BANK OBLIGATIONS

These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE AMOUNT MASTER DEMAND NOTES

Commercial paper which may be purchased by the Funds includes variable-amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a periodic basis (E.G. daily, weekly or monthly) depending upon a stated short-term interest rate index. Both the lender and the borrower may have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The Adviser will monitor on an ongoing basis the earnings power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. In addition, variable-amount master demand notes must meet the demand feature ratings and notice requirements set forth above.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

Certain Funds may purchase variable-rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

ZERO-COUPON SECURITIES

The California Municipal Bond Fund may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. the market prices of zero-coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero-coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

                                   THE ADVISER

NationsBanc Advisors, Inc. ("NBAI") serves as investment adviser to the Funds, except the Feeder Funds, pursuant to an investment advisory agreement (the "Investment Advisory Agreement") dated January 1, 1996, as amended December 2, 1998. Chicago Equity Partners Corporation ("Chicago Equity") serves as co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to Nations Asset Allocation Fund pursuant to a co-investment sub-advisory agreement dated May 21,1999 (the "Co-Investment Sub-Advisory Agreement"). TradeStreet serves as investment sub-adviser to all other Funds except the Feeder Funds, pursuant to an investment sub-advisory agreement dated January 1, 1996, as amended December 2, 1998 (the "Sub-Advisory Agreement," and together with the Co-Investment Sub-Advisory Agreement, the "Sub-Advisory Agreements"). Nations Intermediate Bond Fund and Nations Blue Chip Fund invest 100% of their net investable assets in the Nations Intermediate Bond Master Portfolio and the Nations Blue Chip Master Portfolio (the "Master Portfolios"), respectively, which are portfolios of Nations Master Investment Trust (the "Master Trust"), an open-end management investment company in the Nations Fund Family, and therefore do not have a direct investment adviser. NBAI serves as the investment adviser to the Master Portfolios. TradeStreet serves as the investment sub-adviser to the Nations Intermediate Bond Master Portfolio and Chicago Equity Partners Corporation ("Chicago Equity") services as investment sub-adviser to Nations Blue Chip Master Portfolio. As used herein, "Adviser" shall mean NBAI, TradeStreet and/or Chicago Equity as the context may require.

NBAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., and Nations Master Investment Trust each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the investment sub-adviser to Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

NBAI, TradeStreet and Chicago Equity are each wholly owned subsidiaries of Bank of America ("Bank of America"), which in turn is a wholly owned banking subsidiary of BankAmerica Corporation, a bank holding company organized as a Delaware corporation.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or any of its officers, Trustees, employees or agents, NBAI shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to a Fund when approved by the Trustees of the Trust, and thereafter continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The continuation of the Investment Advisory and Sub-Advisory Agreement with TradeStreet was last approved by the Board of Trustees at the November 5-6, 1998 Board of Trustees meeting and the amendment to the Investment Advisory and the Sub-Advisory Agreement with TradeStreet was approved by the Board of Trustees at the December 2, 1998 Board of Trustees meeting.

The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of TradeStreet and/or Chicago Equity or any of their officers, Trustees, employees or agents, TradeStreet and/or Chicago Equity shall not be subject to liability to NBAI or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Sub-Advisory Agreements became effective with respect to each Fund as of their execution date and, unless sooner terminated, continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreements are specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreements or

"interested persons" (as defined in the 1940 Act) of a party to such Agreements (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, TradeStreet or Chicago Equity on 60 days' written notice.

The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

From May 1, 1994 to December 31, 1995, Nations Bank, N.A. ("NationsBank") (the predecessor of Bank of America) served as investment adviser to the Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves pursuant to an Investment Advisory Agreement dated May 1, 1994. For the fiscal period from May 1, 1995 to December 31, 1995, Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to NationsBank and from January 1, 1996 to April 30, 1996, Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to NBAI as follows:


                                                           Fees Reimb.                                    Fees Reimb.
                           NationsBank     NationsBank     by             NBAI            NBAI            by
                           Fees Paid       Fees Waived     NationsBank    Fees Paid       Fees Waived     NBAI
                           1996            1996            1996           1996            1996            1996
                           ----------      ------          -------        ----            ----            ----

Nations Cash
    Reserves                 $88,594         $583,033          $0         $91,313         $814,949        $0
Nations Treasury
    Reserves                 104,637          709,688           0          59,180          598,567         0
Nations Government
    Reserves                  26,062          209,284           0             255          155,885         0
Nations Municipal
    Reserves                    0             213,304         37,928           0           117,856         0

For the fiscal year from May 1, 1996 to April 30, 1997 Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to NBAI as follows:


                                                       Net                 Net             Fees Reimb. by
                                                    Fees Paid          Fees Waived               NBAI
                                                       1997              1997                   1997
                                                       ----              ----                    ----

Nations Cash Reserves                             $2,357,981.18        $2,797,837.24             $0
Nations Treasury Reserves                           780,877.72         1,033,412.10               0
Nations Government Reserves                         277,002.18          556,881.07                0
Nations Municipal Reserves                          137,642.13          437,536.71                0


For the fiscal year from May 1, 1997 to April 30, 1998 Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to NBAI as follows:


                                                       Net                  Net             Fees Reimb. by
                                                    Fees Paid            Fees Waived            NBAI
                                                       1998                 1998                1998
                                                       ----                 ----                ----

Nations Cash Reserves                               $5,755,496          $5,510,631               $0
Nations Treasury Reserves                            1,317,229           1,539,732                0
Nations Government Reserves                            660,333             757,134                0
Nations Municipal Reserves                             306,303             429,881                0


For the fiscal period from January 1, 1996 to April 30, 1996 NBAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived            Adviser
                                                       1996                1996                  1996
                                                       ----                ----                  ----
Nations Cash Reserves                                $99,689                 $0                  $0
Nations Treasury Reserves                             72,352                  0                   0
Nations Government Reserves                           17,175                  0                   0
Nations Municipal Reserves                              0                 12,964                  0


For the fiscal year from May 1, 1996 to April 30, 1997 NBAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net              Fees Reimb. by
                                                    Fees Paid            Fees Waived           Adviser
                                                       1997                 1997                 1997
                                                       ----                 ----                 ----
Nations Cash Reserves                                $567,140                $0                  $0
Nations Treasury Reserves                            199,572                  0                   0
Nations Government Reserves                           91,727                  0                   0
Nations Municipal Reserves                            32,121                  0                   0

For the fiscal year from May 1, 1997 to April 30, 1998 NBAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net           Fees Reimb. by
                                                    Fees Paid           Fees Waived          Adviser
                                                       1998                 1998               1998
                                                       ----                 ----               ----
Nations Cash Reserves                               $1,214,726               $0                  $0
Nations Treasury Reserves                            290,220                  0                   0
Nations Government Reserves                          146,691                  0                   0
Nations Municipal Reserves                            77,922                  0                   0


Prior to June 29, 1996, Barnett Banks Trust Company, N.A. ("BBTC") was the investment adviser to the Emerald Prime Advantage Institutional Fund (the predecessor portfolio to Nations Money Market Reserves). Barnett Capital Advisors, Inc. ("Barnett") assumed the responsibilities as investment adviser for the Emerald Prime Advantage Institutional Fund on June 29, 1996 and assumed sole responsibility for the Fund under a new advisory agreement on December 1, 1996. For the fiscal year ended November 30, 1996 Rodney Square Management Corporation ("Rodney Square") served as the investment sub-adviser to the Fund.

For the fiscal period from December 1, 1995 to June 28, 1996, the Emerald Prime Advantage Institutional Fund paid Advisory fees to BBTC and from June 29, 1996 to November 30, 1996 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                                                                          Fees Reimb.
                           BBTC            BBTC            Fees Reimb.    Barnett         Barnett         by
                           Fees Paid       Fees Waived     by BBTC        Fees Paid       Fees Waived     Barnett
                           1996            1996            1996           1996            1996            1996
                           -----           -----           -----          -----           ----            ----

Emerald Prime Advantage
Institutional Fund         $0              $0              $0             $0              $0                 $0


For the fiscal year from December 1, 1996 to November 30, 1997 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:


                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees  Waived           Barnett
                                                       1997                 1997                1997
                                                       ----                 ----                ----

Emerald Prime Advantage Institutional Fund           $89,737                $0                $55,159


For the fiscal period from December 1, 1997 to May 15, 1998 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                       Net                  Net             Fees Reimb. by
                                                    Fees Paid           Fees Waived            Barnett
                                                       1998                1998                1998
                                                       ----                ----                ----

Emerald Prime Advantage Institutional Fund             $44,692               $0                 $19,626

For the fiscal period from December 1, 1995 to November 30, 1996 BBTC and Barnett paid Sub-Advisory fees to Rodney Square as follows:



                                                       Net                   Net              Fees Reimb. by
                                                    Fees Paid            Fees Waived          Rodney Square
                                                       1996                 1996                  1996
                                                       ----                 ----                 ----

Emerald Prime Advantage Institutional               $191,390                 $0                  $744
Fund


Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund). Prior to May 15, 1999, Bank of America Adviser was also the investment adviser to the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to Nations Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).

For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:



                                                                                          Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid             Fees Waived       Adviser
                                                       1999                1999               1999
                                                       ----                ----               ----
Pacific Horizon California Tax-Exempt Money
Market Fund                                            $                    $                   $
Pacific Horizon Asset Allocation Fund                  $                    $                   $
Pacific Horizon Capital Income Fund                    $                    $                   $
Pacific Horizon California Municipal Bond
Fund                                                   $                    $                   $
Pacific Horizon Investment Grade Bond Master
Portfolio                                              $                    $                   $
Pacific Horizon Blue Chip Master Portfolio             $                    $                   $


For the fiscal year from March 1, 1997 to February 28, 1998, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund (Pacific Horizon Asset Allocation Master Portfolio prior to June 23, 1997), the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                 Net             Bank of America
                                                    Fees Paid            Fees Waived            Adviser
                                                       1998                1998                  1998
                                                       ----                ----                  ----

Pacific Horizon California Tax-Exempt               $1,149,877               $0                   $0
Money Market Fund
Pacific Horizon Asset Allocation Fund                     0                650,191                 0
Pacific Horizon Capital Income Fund                   1,637,658               0                    0
Pacific Horizon California Municipal                   828,272             194,717                 0
Bond Fund
Pacific Horizon Investment Grade Bond Master           217,339             248,915                 0
Portfolio
Pacific Horizon Blue Chip Master                     3,099,522            262,519                  0
Portfolio


For the fiscal year from March 1, 1996 to February 28, 1997, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Master Portfolio, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:


                                                                                           Fees Reimb. by
                                                       Net                 Net               Bank of America
                                                    Fees Paid            Fees Waived           Adviser
                                                       1997                 1997                1997
                                                       ----                ----                 ----

Pacific Horizon California Tax-Exempt Money            $849,799              $0                 $0
Market Fund
Pacific Horizon Asset Allocation Master                310,609              735,797             31,598
Portfolio
Pacific Horizon Capital Income Fund                   1,220,622               0                  0
Pacific Horizon California Municipal                    857,206             244,720              0
Bond Fund
Pacific Horizon Investment Grade                        171,848             256,439             146,716
Bond Master Portfolio
Pacific Horizon Blue Chip Master Portfolio            1,740,647             961,001              0

For the fiscal year from March 1, 1995 to February 26, 1996, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Master Portfolio, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                 Net             Bank of America
                                                    Fees Paid            Fees Waived           Adviser
                                                       1996               1996                  1996
                                                       ----               ----                  ----

Pacific Horizon California Tax-Exempt Money          $503,348              $0                    $0
Market Fund
Pacific Horizon Asset Allocation                      193,401             720,259                 0
Master Portfolio
Pacific Horizon Capital Income Fund                   992,349                0                    0
Pacific Horizon California Municipal                  584,994             234,006                 0
Bond Fund
Pacific Horizon Investment Grade                        0                 296,136                 0
Bond Master Portfolio
Pacific Horizon Blue Chip Master                      410,060            1,164,328                0
Portfolio


                                INVESTMENT STYLES

When you invest in any Fund in the Nations Funds Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in and out of favor. The Adviser believes this structured approach to managing portfolio securities may provide you with consistent performance over time. The Adviser uses various investment strategies during the process of managing the Funds. These strategies have been categorized into investment styles which include (i) the Equity Income Style;
(ii) the Fixed Income Style; (iii) the Value Style and (iv) the Balanced Assets Style. Investment Styles described below relate to Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio.

BALANCED ASSETS STYLE. Nations Asset Allocation Fund is managed by the Adviser using the Balanced Assets Style. The Balanced Assets Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income, and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

In order to pursue this goal, the Balanced Assets Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income, and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income, and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy.

Final stock, bond and asset allocation decisions are made by the Value Management Team, which has the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability, and growth. Most stock investments will be made in companies with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

In summary, the Balanced Assets Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

EQUITY INCOME STYLE. Nations Blue Chip Master Portfolio is managed by the Adviser using the Equity Income Style. The Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlation's between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Adviser's Value Management Team working closely with in-house industry specialists, as well as outside sources.

FIXED INCOME STYLE. Nations California Municipal Bond Fund and Nations Intermediate Bond Master Portfolio are managed by the Adviser using the Fixed Income Style. The Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

In order to pursue this goal, the Fixed Income Style includes certain biases. The Adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Adviser to meet this objective.

Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steeples in the yield curve provide opportunities to outperform fixed income indices. Such opportunities are reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

A final portfolio consists of securities that have been selected by TradeStreet's Municipal Fixed Income Management Team and Fixed Income Management Team, as the case may be, in-house industry specialists and outside sources all working together.

VALUE STYLE. Nations Capital Income Fund is managed by the Adviser using the Value Style. The Value Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Management Team working closely with in-house industry specialists, as well as outside sources.

In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.


                       ADMINISTRATOR AND CO-ADMINISTRATOR

      Stephens Inc. and NBAI (the "Co-Administrators") serve as co-administrators of each Fund.

      The Co-Administrators serve under a co-administration agreement ("Co-Administration Agreement"), which was approved by the Board of Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreement, administration fees, computed daily and paid monthly, at the indicated annual rate of the following Funds' average daily net assets: 0.10% of each Money Market Fund; 0.12% of each fixed income Fund; and 0.13% of each equity Fund.

      Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

      Also, pursuant to the Co-Administration Agreement, NBAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. NBAI bears all expenses incurred in connection with the performance of its services.

      The Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, by Stephens or by NBAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreement provides that Stephens and NBAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or NBAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      BNY serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to its terms, BNY assists Stephens and NBAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from NBAI.

      The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal years ended April 30, 1996, 1997 and 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and NBAI as Co-Administrators and BNY as Sub-Administrator were effective on or about January 14, 1999.

For the fiscal years ended April 30, 1996, 1997 and 1998 the Funds paid combined administrative fees as follows:


                   Net           Net Fees     Net          Net Fees       Net             Net Fees
                   Fees Paid     Waived       Fees Paid    Waived         Fees Paid       Waived
                   1996          1996         1997         1997           1998            1998
                   ----          ------       ----         -----          ----            ----

Nations Cash
Reserves           $266,305      $259,658     $206,640     $1,511,966     $444,739        $3,310,637

Nations Treasury
Reserves            266,472       224,219       67,964        536,800      112,671        839,649
Nations
Government
Reserves             72,398        58,097       33,788         244,173      55,996          416,493
Nations
Municipal
Reserves              63,025       47,362       23,309         168,418      29,152          216,243

For the fiscal years ended February 28, 1997, 1998 and 1999 the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio (and Intermediate Bond Fund) and the Pacific Horizon Blue Chip Master Portfolio (and Blue Chip Fund) paid combined administrative fees as follows:


                   Net           Net Fees     Net          Net Fees     Net             Net Fees
                   Fees Paid     Waived       Fees Paid    Waived       Fees Paid       Waived
                   1997          1997         1998         1998         1999            1999
                   ----          ----         ----         ----         ----            ----

Pacific
Horizon            $             $            $            $              $               $
California
Tax-Exempt
Money
Market Fund
Pacific
Horizon Asset      $             $            $            $              $               $
Allocation
Fund
Pacific
Horizon            $             $            $            $              $               $
Capital
Income Fund
Pacific
Horizon            $             $            $            $              $               $
California
Municipal
Bond Fund
Pacific
Horizon            $             $            $            $              $               $
Investment
Grade Bond
Master
Portfolio (and
Intermediate
Bond Fund)


Pacific
Horizon Blue         $             $            $            $              $               $
Chip Master
Portfolio (and
Blue Chip
Fund)

                                     COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006-1812.


                              TRUSTEES AND OFFICERS

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and the officers of the Trust and their principal occupations for the last five years are set forth below.



                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ----------                         ------------------

 Edmund L. Benson, III, 62            Trustee                           Director, President and Treasurer,
 Saunders & Benson, Inc.                                                Saunders & Benson, Inc. (Insurance);
 728 East Main Street                                                   Trustee, Nations Institutional
 Suite 400                                                              Reserves, Nations Fund Trust,
 Richmond, VA 23219                                                     Nations Annuity Trust and Nations
                                                                        Master Investment Trust; Director,
                                                                        Nations Fund, Inc., Nations Fund
                                                                        Portfolios, Inc. and Nations
                                                                        LifeGoal Funds, Inc.

James Ermer, 56                       Trustee                           Senior Vice President-Finance, CSX Corporation
13705 Hickory Nut Point                                                 (transportation andnatural resources); Director, National
Midlothian, VA 23112                                                    Mine Service; Director, Lawyers Title Corporation; Trustee,
                                                                        Nations Institutional Reserves, Nations Fund Trust, Nations
                                                                        Annuity Trust and Nations Master Investment Trust; Director,
                                                                        Nations Fund, Inc., Nations Fund Portfolios, Inc. and
                                                                        Nations LifeGoal Funds, Inc.

William H. Grigg, 66                  Trustee                           Since June 1997, Chairman Emeritus; June 1997 to April 1994,
Duke Power Co.                                                          Chairman and Chief Executive Officer; November
422 South Church Street
PB04G



                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ----------                         ------------------

Charlotte, NC 28242-0001                                                1991 to April 1994, Vice Chairman, Duke Power Co.; from
                                                                        April 1988 to November 1991, Executive Vice President
                                                                        Customer Group, Duke Power Co.; Director, Hatteras Income
                                                                        Securities, Inc., Nations Government Income Term Trust 2003,
                                                                        Inc., Nations Government Income Term Trust 2004, Inc.,
                                                                        Nations Balanced Target Maturity Fund, Inc., Nations Fund,
                                                                        Inc., Nations Fund Portfolios,  Inc. and Nations LifeGoal
                                                                        Funds, Nations Institutional Reserves, Nations Fund Trust,
                                                                        Nations Annuity Trust and Nations Master Investment Trust.

Thomas F. Keller, 67                  Trustee                           R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                                Administration and Dean, Fuqua School of Business, Duke
Duke University                                                         University; Director, LADD Furniture, Inc.; Director,
Durham, NC 27706                                                        Wendy's and Mentor Funds; Director, Hatteras Income
                                                                        Securities, Inc., Nations Government Income Term Trust 2003,
                                                                        Inc., Nations Government Income Term Trust 2004, Inc.,
                                                                        Nations Balanced Target Maturity Fund, Inc., Nations Fund,
                                                                        Inc., Nations Fund Portfolios, Inc. and Nations LifeGoal
                                                                        Funds, Inc.; Truesee, Nations Institutional  Reserves,
                                                                        Nations Fund Trust, Nations Annuity Trust and Nations Master
                                                                        Investment Trust.

Carl E. Mundy, Jr., 64                Trustee                           Commandant, United States Marine Corps, from July 1991 to
9308 Ludgate Drive                                                      July 1995; Commanding General, Marine Forces Atlantic, from
Alexandria, VA  23309                                                   June 1990 to June 1991; Director, Nations Fund, Inc.,
                                                                        Nations Fund Portfolios, Inc. and Nations



                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ----------                         ------------------




                                                                        LifeGoal Funds, Inc.; Trustee, Nations Institutional
                                                                        Reserves, Nations Fund Trust, Nations Annuity Trust and
                                                                        Nations Master Investment Trust.


James B. Sommers, 60*                 Trustee                           President, NationsBank Trust, from January 1992 to September
237 Cherokee Road                                                       1996; Executive Vice President, NationsBank Corporation,
Charlotte, NC 28207                                                     from January 1992 to May 1997; Principal, Bainbridge &
                                                                        Associates; Partner, Villa LLC; Chairman, Central Piedmont
                                                                        Community College Foundation; Trustee, Central Piedmont
                                                                        Community College; Board of Commissioners,
                                                                        Charlotte/Mecklenberg Hospital Authority; Director, Nations
                                                                        Fund, Inc., Nations Fund Portfolios, Inc. and Nations
                                                                        LifeGoal Funds, Inc.; Trustee, Nations Institutional
                                                                        Reserves, Nations Fund Trust, Nations Annuity Trust and
                                                                        Nations Master Investment Trust.


A. Max Walker, 77*                    President, Trustee and            Financial consultant; Formerly, President, A. Max Walker,
4580 Windsor Gate Court               Chairman of the Board             Inc.; Director and Chairman of the Board, Hatteras Income
Atlanta, GA 30342                                                       Securities, Inc., Nations Government Income Term Trust 2003,
                                                                        Inc., Nations Government Income Term Trust 2004, Inc.,
                                                                        Nations Balanced Target Maturity Fund, Inc., Nations Fund,
                                                                        Inc., Nations Fund Portfolios, Inc. and Nations LifeGoal
                                                                        Funds, Inc.; President and Chairman of the Board of
                                                                        Trustees, Nations Institutional Reserves, Nations Fund
                                                                        Trust, Nations Annuity Trust and Nations Master Investment
                                                                        Trust.



                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ----------                         ------------------

Charles B. Walker, 60                 Trustee                            Since 1989, Director, Executive Vice President, Chief
Ethyl Corporation                                                        Financial Officer and Treasurer, Ethyl Corporation
P.O. Box 2189                                                            (chemicals, plastics, and aluminum manufacturing); since
330 South Fourth Street                                                  1994, Vice Chairman, Ethyl Corporation and Vice Chairman,
Richmond, VA 23217                                                       Chief Financial Officer and Treasurer, Albemarle
                                                                         Corporation, Director, Nations Fund, Inc. Nations Fund
                                                                         Portfolios, Inc. and Nations LifeGoal Funds, Inc.; Trustee,
                                                                         Nations Institutional Reserves, Nations Fund Trust, Nations
                                                                         Annuity Trust and Nations Master Investment Trust.

Thomas S. Word, Jr., 61*              Trustee                            Partner, McGuire Woods Battle & Boothe (law); Director,
McGuire, Woods, Battle                                                   Vaughan Bassett Furniture Company, Director VB Williams
& Boothe                                                                 Furniture Company, Inc.; Director, Nations Fund, Inc.,
One James Center                                                         Nations Fund Portfolios, Inc. and Nations LifeGoal Funds,
Richmond, VA 23219                                                       Inc.; Trustee, Nations Institutional Reserves, Nations Fund
                                                                         Trust, Nations Annuity Trust and Nations Master Investment
                                                                         Trust.


Cornelius J. Pings, 69                Trustee                            President, Association of American Universities, (February
480 S. Orange Grove Blvd.                                                1993 to #6 June 1998); Provost (from 1982 to January 1993)
Pasadena, CA 91105                                                       and Senior Vice President for Academic Affairs (from 1981
                                                                         to January 1993), University of Southern California;
                                                                         Trustee, Master Investment Trust, Series I (since 1995);
                                                                         former Trustee, Master Investment Trust, Series II (from
                                                                         1995 to 1997); Director, Farmers Group, Inc. (insurance
                                                                         company) (since 1991).












                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ----------                         ------------------






Richard H. Blank, Jr., 42             Secretary and Treasurer          Since 1999, Senior Vice President of Stephens; 1994 to 1999,
Stephens Inc.                                                          Vice President of Mutual Fund Services, Stephens Inc.; 1990
Suite 300                                                              to 1994, Manager Mutual Fund Services, Stephens Inc.; 1983
Little Rock, AR 72201                                                  to 1990, Associate in Corporate Finance Department, Stephens
                                                                       Inc.; Secretary and Treasurer, Nations Institutional
                                                                       Reserves, Nations Fund Trust, Nations Fund, Inc., Nations
                                                                       Fund Portfolios, Inc., Nations 111 Center Street Annuity
                                                                       Trust, Nations Master Investment Trust and Nations LifeGoal
                                                                       Funds, Inc.


Michael W. Nolte, 38                  Assistant Secretary              Associate, Financial Services Group of Stephens Inc.
Stephens Inc.
111 Center Street
Suite 300
Little Rock, AR  72201


James E. Banks, 43                   Assistant Secretary               Since 1993, Attorney, Stephens Inc.; Associate Corporate
Stephens Inc.                                                          Counsel, Federated Investors; from 1991 to 1993, Staff
111 Center Street                                                      Attorney, Securities and Exchange Commission from 1988 to
Suite 300                                                              1991
Little Rock, AR 72201


--------------------
* James P. Sommers, A. Max Walker and Thomas S. Word, Jr. are considered "interested persons" of the Trust for purposes of the 1940 Act.

Each Trustee of the Trust is also a Director of Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations LifeGoal Funds, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust and Nations Master Investment Trust, each a registered investment company that is part of the Nations Funds Family. Richard
H. Blank, Jr., Michael W. Nolte and James E. Banks also are officers of Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Fund Trust, Nations Annuity Trust and Nations Master Investment Trust.

Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for each telephonic Board meeting attended. All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of Bank of America or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Funds own less than 1% of the shares of the Trust.

The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies (the "Funds") advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Trustee's fees payable by the Funds during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to his or her designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.



                               COMPENSATION TABLE


                                                     PENSION OR
                                  AGGREGATE           RETIREMENT         ESTIMATED ANNUAL
                                  COMPENSATION        BENEFITS ACCRUED   BENEFITS UPON          TOTAL COMPENSATION
NAME OF PERSON                    FROM                AS PART OF FUND    RETIREMENT             FROM REGISTRANT
POSITION (1)                      REGISTRANT (2)      EXPENSES           PLAN                   & FUND COMPLEX(3)(4)
------------                     ---------------     --------           -----------------      --------------

Edmund L. Benson, III              $9,000.00            $1,124.02             $30,000.00        $86,201.07      (50% Def'd)
Trustee

James Ermer                        $9,000.00           $1,124.02              $30,000.00         $59,000.00
Trustee

William H. Grigg                   $9,000.00           $1,124.02              $30,000.00        $117,533.68   (100% Def'd)
Trustee

Thomas F. Keller                   $9,000.00           $1,124.02              $30,000.00        $116,115.17   (100% Def'd)
Trustee

A. Max Walker                     $11,000.00           $1,124.02              $35,000.00         $89,000.00
Chairman of the Board

Charles B. Walker                  $9,000.00           $1,124.02              $30,000.00         $59,000.00
Trustee

Thomas S. Word                     $9,000.00           $1,124.02              $30,000.00        $109,255.23   (100% Def'd)
Trustee

James P. Sommers                   $6,750.00           $1,124.02              $30,000.00         $43,875.00
Trustee

Carl E. Mundy, Jr.                 $8,000.00           $1,124.02              $30,000.00         $54,000.00
Trustee                            ---------           ---------              ----------         ----------
                                  $79,750.00           $10,116.19            $275,000.00        $733,980.15
                                  ==========       ==============        ================       ===========

(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For current fiscal year and includes estimated future payments. Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., plus (ii) a fee of $1,000 for attendance at each in-person board meeting attended and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from six investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust and Nations LifeGoal Funds, Inc. deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III $53,201.00; William H. Grigg $94,534.00; Thomas F. Keller $93,115.00; and
 Thomas S. Word $102,255.00.

                        LIMITATION OF TRUSTEES' LIABILITY

The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Agreement and Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


                              SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                             PERFORMANCE INFORMATION
GENERAL

Yield information and other performance information for the Funds may be obtained by calling the Trust at (800) 321-7854.

From time to time, a Fund's yield and total return may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Trust also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854.

MONEY MARKET FUNDS

From time to time the Money Market Funds may advertise the "current yield" and "effective compound yield" of a class of shares of the respective Money Market Fund. Nations Municipal Reserves and Nations California Tax-Exempt Reserves may also advertise the "tax-equivalent yield" of a class of their shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Funds refers to the income generated by an investment in a Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

YIELD CALCULATIONS

The current yield of each class of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Money Market Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7)]- 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of these Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Money Market Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Money Market Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Money Market Fund and other factors.

The "tax equivalent yield" of Nations Municipal Reserves and Nations California Tax-Exempt Reserves is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Money Market Fund's yield, assuming certain tax brackets for a Shareholder. See "Additional Information Concerning Taxes - Federal Income Tax Rates" below. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

      TAX-EQUIVALENT YIELD = (  E  ) + t
                                      1 - p


              E = tax-exempt yield
              p = stated income tax rate
              t = taxable yield

Yields are one basis upon which investors may compare the Money Market Funds with other money market funds; however, yield of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

Nations Cash Reserves and Nations Money Market Reserves may quote actual return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank Rate Monitor, and those of corporate and government security prices indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

Each Money Market Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Money Market Funds also may use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

Current interest rate and yield information on governmental debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations or various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry accepted source for current municipal bond market information.

Comparative information on the Consumer Price Index may also be included. This index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

Tax equivalent yield assumes a Federal Tax Rate of 39.6%.

The yield of the Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares of the Money Market Funds will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

For the 7-day period ended April 30, 1998, the yield of each Money Market Fund was as follows:


                                                                              EFFECTIVE                  TAX EQUIV.
                                               YIELD W/O         EFFECTIVE    YIELD W/O     TAX EQUIV.   YIELD W/O
                                   YIELD       WAIVERS           YIELD        WAIVERS       YIELD        WAIVERS
                                   -----       -------           ----         ------        -----        -------

NATIONS CASH RESERVES

Capital Class                      5.49%       5.25%             5.64%        5.40%         N/A          N/A
Liquidity Class                    5.34%       4.40%             5.48%        4.54%         N/A          N/A
Adviser Class                      5.24%       5.48%             5.37%        5.61%         N/A          N/A
Market Class                       5.14%       4.80%             5.27%        4.93%         N/A          N/A
Investor Class
Service Class
Daily Class
Trust Class
NATIONS MONEY MARKET RESERVES

Capital Class
Liquidity Class
Adviser Class
Market Class
Investor Class
Service Class
Daily Class
Trust Class

NATIONS TREASURY RESERVES

Capital Class                      5.35%       5.10%             5.49%        5.24%         N/A          N/A
Liquidity Class                    5.20%       4.20%             5.33%        4.33%         N/A          N/A
Adviser Class                      5.10%       4.85%             5.23%        4.98%         N/A          N/A
Market Class                       5.00%       4.65%             5.12%        4.77%         N/A          N/A


Investor Class
Service Class
Daily Class
Trust Class

NATIONS GOVERNMENT RESERVES

Capital Class                      5.36%       5.11%             5.51%        5.26%         N/A          N/A
Liquidity Class                    5.21%       4.26%             5.35%        4.40%         N/A          N/A
Adviser Class                      5.11%       4.86%             5.24%        4.99%         N/A          N/A
Market Class                       5.01%       4.66%             5.14%        4.79%         N/A          N/A
Investor Class
Service Class
Daily Class
Trust Class

NATIONS MUNICIPAL RESERVES

Capital Class                      4.10%       3.82%             4.19%        3.91%         6.79%        6.33%
Liquidity Class                    3.95%       2.97%             4.03%        3.05%         6.54%        4.92%
Adviser Class                      3.85%       3.57%             3.93%        3.65%         6.37%        5.91%
Market Class                       3.75%       3.37%             3.82%        3.44%         6.21%        5.58%
Investor Class
Service Class
Daily Class
Trust Class

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES*

Capital Class
Liquidity Class
Adviser Class
Market Class
Investor Class
Service Class
Daily Class
Trust Class



NON-MONEY MARKET FUNDS

Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A, Primary B and Seafirst Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the

----------------

* The yield for Nations California Tax-Exempt Reserves is for the 7-day period ended [date].

result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                        Yield = 2 [(a-b+ 1)6 - 1]
                                        cd

               Where:   a =  dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares
                        outstanding during the period that were entitled to receive dividends.

                        d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Nations California Municipal Bond Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1998 were as follows:



                  THIRTY DAY YIELD FOR THE PERIOD ENDED 2/28/99

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
                                                      -----        ----------       ------      -----------

Nations Capital Income Fund
---------------------------
Investor A Shares
Investor B Shares
Investor C Shares
Primary A Shares

Nations Asset Allocation Fund
-----------------------------
Investor A Shares
Investor B Shares
Investor C Shares
Primary A Shares
Primary B Shares
Seafirst Shares

Nations California Municipal Bond Fund
--------------------------------------
Investor A Shares
Investor B Shares
Investor C Shares
Primary A Shares

Nations Intermediate Bond Fund
------------------------------
Investor A Shares
Investor B Shares
Investor C Shares
Primary A Shares
Seafirst Shares

Nations Blue Chip Fund
----------------------
Investor A Shares

                                                      77

                                                                                                  Tax
                                                                                               Equivalent
                                                                    Yield           Tax          Yield
                                                                   Without      Equivalent      Without
                                                    Yield        Fee Waivers       Yield      Fee Waivers
                                                    -----        ----------       ------      -----------
Investor B Shares
Investor C Shares
Primary A Shares
Primary B Shares
Seafirst Shares


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus a stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of Nations California Municipal Bond Fund is [ ]%.

         Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided is such an illustration:

         For Nations California Municipal Bond Fund:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
------------------------------- ---------------------------- ---------------------------- ----------------------------
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450
------------------------------- ---------------------------- ---------------------------- ----------------------------

To match a
 tax-free
yield of:                                    A taxable investment would have to pay you:

------------------------------- ---------------------------- ---------------------------- ----------------------------
     4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     6%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     8%
------------------------------- ---------------------------- ---------------------------- ----------------------------



The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and California ([ ]%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

During the period for which certain yield quotations are given above, Bank of America Adviser, the investment adviser and administrator to the Pacific Horizon California Municipal Bond Fund (the predecessor of Nations California Municipal Bond Fund) voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

TOTAL RETURN CALCULATIONS

Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P(1 + T)n = ERV



                      Where:       P =  a hypothetical initial payment of $1,000

                                       T =  average annual total return

                 n = number of years

                                       ERV      = ending redeemable value
                                                at the end of the period of a
                                                hypothetical $1,000 payment
                                                made at the beginning of such
                                                period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

The following figures, for the period ended February 28, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.


                                                               INCEPTION THROUGH       INCEPTION THROUGH
                                                            2/28/99 WITHOUT SALES      2/28/99 INCLUDING
      AVERAGE ANNUAL TOTAL RETURNS                                  CHARGES              SALES CHARGES
      ---------------------------                            -------------------       ---------------

      Nations Capital Income Fund
          Investor A Shares
          Investor B Shares
          Investor C Shares
          Primary A Shares

      Nations Asset Allocation Fund
          Investor A Shares
          Investor B Shares
          Investor C Shares
          Primary A Shares
          Primary B Shares
          Seafirst Shares

    Nations California Municipal Bond Fund
          Investor A Shares
          Investor B Shares
          Investor C Shares
          Primary A Shares

      Nations Intermediate Bond Fund
          Investor A Shares
          Investor B Shares
          Investor C Shares
          Primary A Shares
          Seafirst Shares

      Nations Blue Chip Fund
          Investor A Shares
          Investor B Shares
          Investor C Shares
          Primary A Shares
          Primary B Shares
          Seafirst Shares

The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.


                           AVERAGE ANNUAL TOTAL RETURN



                                                                                                 10 YEAR
                                                                 ONE                           PERIOD ENDED
                                                                YEAR                            2/28/98 OR
                                                               PERIOD            5-YEAR       INCEPTION
                                                                ENDED        PERIOD ENDING       THROUGH
                                                               2/28/99          2/28/99          2/28/99
                                                               ------         ----------        --------

         Nations Capital Income Fund
             Investor A Shares
             Investor B Shares
             Investor C Shares*
             Primary A Shares




                                                                                                 10 YEAR
                                                                 ONE                           PERIOD ENDED
                                                                YEAR                            2/28/98 OR
                                                               PERIOD            5-YEAR       INCEPTION
                                                                ENDED        PERIOD ENDING       THROUGH
                                                               2/28/99          2/28/99          2/28/99
                                                               ------         ----------        --------




         Nations Asset Allocation Fund
             Investor A Shares
             Investor B Shares
             Investor C Shares*
             Primary A Shares
             Primary B Shares
             Seafirst Shares

         Nations California Municipal Bond Fund
             Investor A Shares
             Investor B Shares
             Investor C Shares
             Primary A Shares

         Nations Intermediate Bond Fund
             Investor A Shares
             Investor B Shares
             Investor C Shares*
             Primary A Shares
             Seafirst Shares

         Nations Blue Chip Fund
             Investor A Shares
             Investor B Shares
             Investor C Shares*
             Primary A Shares
             Primary B Shares
             Seafirst Shares


                                                                  AGGREGATE ANNUAL TOTAL RETURN

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        2/28/99       2/28/99        2/28/99        2/28/99        2/28/99        2/28/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        ------        -------        -------        -------        -------        -------

Nations Capital Income Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares*
    Primary A Shares

Nations Asset Allocation Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares*
    Primary A Shares
    Primary B Shares
    Seafirst Shares

Nations California Municipal Bond
Fund
    Investor A Shares


    Investor B Shares
    Investor C Shares
    Primary A Shares

Nations Intermediate Bond Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares*
    Primary A Shares
    Seafirst Shares

Nations Blue Chip Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares*
    Primary A Shares
    Primary B Shares
    Seafirst Shares

Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in Nations Blue Chip Fund, Nations Capital Income Fund and Nations Asset Allocation Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in Nations Intermediate Bond Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR = (ERV-P) 100
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P   =  initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return


                                                                                               10 Year Period   10 Year Period
                                                                                               Ended 2/28/99    Ended 2/28/99
                                                                                               or Inception     or Inception
                             FYE             FYE             5 Year Period    5 Year Period    through          through
                             2/28/99         2/28/99         Ended 2/28/99    Ended 2/28/99    2/28/99          2/28/99
                             Without         Including       Without          Including        Without          Including
                             Sales           Sales           Sales            Sales            Sales            Sales
                             Charges         Charges         Charges          Charges          Charges          Charges
                             -------          -------         -------          --------         -------          -------

Nations Capital Income Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares
    Primary A Shares

Nations Asset Allocation
Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares
    Primary A Shares
    Primary B Shares
    Seafirst Shares

Nations California
Municipal Bond Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares
    Primary A Shares

Nations Intermediate Bond
Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares
    Primary A Shares
    Seafirst Shares

Nations Blue Chip Fund
    Investor A Shares
    Investor B Shares
    Investor C Shares
    Primary A Shares
    Primary B Shares
    Seafirst Shares


* Primary A Shares of the Trust do not carry a sales charge.

     The Primary Shares and Investor A, B and C Shares of the [ ] FUND may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month or a three-month period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, OR in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

MONEY MARKET FUNDS. Purchases and redemptions of Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by the Distributor, the Transfer Agent or their respective agents. A purchase order for a Money Market Fund must be received by the Distributor, the Transfer Agent or their respective agents, by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to certain classes of Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves). A purchase order for a Money Market Fund received after such time will not be accepted; notice thereof will be given to the institution placing the order and any funds received will be returned promptly to the sending institution. If federal funds are not available by the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), the order will be canceled. The purchase price is the net asset value per share next determined after acceptance of the order by the Distributor, the Transfer Agent or their respective agents.

Redemption orders for Money Market Funds must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves), and payment will normally be wired the same day. The Trust reserves the right to wire redemption proceeds within five Business Days after receiving a redemption order if, in the judgment of the Bank of America, an earlier payment could adversely impact a Fund. Redemption orders will not be accepted by the Distributor, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves) for execution on that Business Day. The redemption price is the net asset value per share next determined after acceptance of the redemption order by the Distributor, the Transfer Agent or their respective agents.

NON-MONEY MARKET FUNDS. Purchases and redemptions of Non-Money Market Funds may be effected on any Business Day. Purchase orders for a Non-Money Market Fund which are received by the Distributor, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to the closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above.

Redemption orders for Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange on any Business Day are priced according to the net asset value next determined after acceptance of the order, less any applicable Contingent Deferred Sales Charge ("CDSC"). In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable, there is no redemption charge.

The right of redemption for the Non-Money Market Funds may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of a Company not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr.'s Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

ALL FUNDS. The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share of each Fund next determined after receipt by the Distributor of the redemption order.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholder(s) to accept such purchase order. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the Exchange, Bank of America, the Distributor, the Administrator, the Co-Administrator, and/or the Custodian are not open for business.

EXCHANGES

By use of the exchange privilege, the shareholder authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the shares being exchanged have a value which is more or less than their adjusted cost basis.

The Trust may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

The Prospectuses for each class of each Fund describe the exchange privileges available to holders of such class of shares.

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

LIQUIDITY CLASS

The Trust has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of the Trust, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Nations Treasury Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or the Trust under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or the Trust and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or the Trust. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

For the fiscal year ended April 30, 1998, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to NationsBank for Liquidity Class Shares in the following amounts:


                                                       NET
                                                   SHAREHOLDER
                                       NET          SERVICING
                                   12B-1 FEES       PLAN FEES
           LIQUIDITY                PAID TO          PAID TO      NET FEES
         CLASS SHARES               STEPHENS       NATIONSBANK     WAIVED      NET FEES PAID
         ------------               -------        -----------    -------      -------------

Nations Cash Reserves                  $0           $824,607     $3,848,168       $824,607
Nations Treasury Reserves               0            378,710      1,893,550       378,710
Nations Government Reserves             0            50,890        237,487         50,890
Nations Municipal Reserves              0            80,309        374,774         80,309


Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.

MARKET CLASS

The Trust has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

For the fiscal year ended April 30, 1998, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to NationsBank for Market Class Shares in the following amounts:



                                                       NET
                                                   SHAREHOLDER
                                       NET          SERVICING
                                   12B-1 FEES       PLAN FEES
            MARKET                  PAID TO          PAID TO     NET FEES
         CLASS SHARES               STEPHENS       NATIONSBANK     WAIVED      NET FEES PAID
         -----------                --------       -----------   --------      ------------

Nations Cash Reserves                  $0          $1,700,215     $485,773      $1,700,215
Nations Treasury Reserves               0            710,566      203,019         710,566
Nations Government Reserves             0            787,919      225,120         787,919
Nations Municipal Reserves              0            336,304       96,088         336,304

ADVISER CLASS

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

For the fiscal year ended April 30, 1998, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to NationsBank for Adviser Class Shares in the following amounts:


                                       NET                   NET
                                   12B-1 FEES       SHAREHOLDER SERVICING
            ADVISER                 PAID TO           PLAN FEES PAID TO
         CLASS SHARES               STEPHENS             NATIONSBANK           NET FEES PAID
         ------------               --------             -----------           ------------

Nations Cash Reserves                  $0                $1,293,612             $1,293,612
Nations Treasury Reserves                0                 606,210                606,210
Nations Government Reserves              0                 117,013                117,013
Nations Municipal Reserves               0                  73,041                 73,041


The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

TRUST CLASS

The Trust has adopted a Shareholder Servicing Plan for the Trust Class Shares of each Fund (the "Trust Class Servicing Plan"). Under the Trust Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Trust Class Shares in the Funds. The Trust Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.10% of the average daily net asset value of the Trust Class Shares beneficially owned by the Servicing Agents' clients.

The shareholder support services provided by Servicing Agents under the Trust Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Trust Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Trust Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Trust Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Trust Class Shares; (vii) providing sub-accounting with respect to such Trust Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Trust Class Servicing Plan or related agreements; (x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The Trust Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Trust Class Servicing Plan. The Trust Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Trust Class Shares of such Fund. All material amendments to the Trust Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Trust Class Servicing Plan requires that quarterly written reports of the amounts spent under the Trust Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

DAILY CLASS

The Trust has adopted a distribution plan (the "Daily Class Distribution Plan" or the "Distribution Plan") for the Daily Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Daily Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Daily Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.35% of the average daily net asset value of each Fund's Daily Class Shares.

The fees payable under the Daily Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

In addition, the Trustees have approved a shareholder servicing plan with respect to Daily Class Shares of the Funds (the "Daily Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Class Shares beneficially owned by the Servicing Agents' clients.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Daily Class Distribution Plan and the Daily Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

SERVICE CLASS

The Trust has adopted a distribution plan (the "Service Class Distribution Plan" or the "Distribution Plan") for the Service Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Service Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Service Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Service Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Service Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Service Class Shares.

The fees payable under the Service Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Service Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

In addition, the Trustees have approved a shareholder servicing plan with respect to Service Class Shares of the Funds (the "Service Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Service Class Shares beneficially owned by the Servicing Agents' clients.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Service Class Distribution Plan and the Service Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

INVESTOR CLASS

The Trust has adopted a distribution plan (the "Investor Class Distribution Plan" or the "Distribution Plan") for the Investor Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of each Fund's Investor Class Shares.

The fees payable under the Investor Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

In addition, the Trustees have approved a shareholder servicing plan with respect to Investor Class Shares of the Funds (the "Investor Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor Class Shares beneficially owned by the Servicing Agents' clients.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Investor Class Distribution Plan and the Investor Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

INVESTOR A SHARES

The Trust has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan" or the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor A Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust, ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

Payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Trust for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of their Customers;
(iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares;
(vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

INVESTOR B SHARES

The Trustees of the Trust have approved a Distribution Plan (the "Investor B Distribution Plan" or the "Distribution Plan") with respect to Investor B Shares of the Funds. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor B Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Investor B Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor B Shares.

The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

The fees payable under the Investor B Distribution Plan are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor B Distribution Plan which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Trust and reimbursed by the Fund pursuant to the Investor B Distribution Plan, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor B Shares. Any such excess expenses

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may be recovered in future years, so long as the Investor B Distribution Plan is in effect. Because there is no requirement under the Investor B Distribution
Plan that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor B Distribution Plan be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor B Distribution Plan or in connection with contingent deferred sales charges, if for any reason the Investor B Distribution Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

INVESTOR C SHARES

The Trustees of the Trust have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan" or the "Distribution Plan"). Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor C Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor C Shares, for promotional activities intended to result in the sale of or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

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Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

In addition, the Trustees have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing sub-accounting with respect to such Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Investor C Plan and the Investor C Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

PRIMARY B SHARES

As stated in the Prospectus for the Funds' Primary B Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of

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record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

SEAFIRST SHARES

Seafirst Shares of the Acquiring Funds do not pay any fees under a Distribution Plan. The Acquiring Funds have adopted a Shareholder Servicing Plan with regard to the Seafirst Shares of the Acquiring Funds. The Shareholder Servicing Plan provides that each Fund may pay Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquiring Funds up to 0.25% (on an annual basis) of the average daily net asset value of the Seafirst Shares of the Acquired Funds.

The Trustees have adopted a Shareholder Servicing Plan ("Servicing Plan") with respect to the Seafirst Shares of the Funds (the "Seafirst Servicing Plan"). Pursuant to the Seafirst Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Seafirst Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Seafirst Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Seafirst Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Seafirst Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Seafirst Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Seafirst Shares; (vii) providing sub-accounting with respect to such Seafirst Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

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

The Seafirst Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Seafirst Servicing Plan. The Seafirst Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to the Seafirst Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Seafirst Servicing Plan requires that quarterly written reports of the amounts spent under the Seafirst Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

                        DETERMINATION OF NET ASSET VALUE

MONEY MARKET FUNDS

The net asset value per share of the Money Market Funds will be determined as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves), on each day the Exchange is open for business.

Net asset value per share of each Money Market Fund is calculated by adding the value of its securities and other assets, subtracting its liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Money Market Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Money Market Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Funds use of amortized cost and the maintenance of the Money Market Funds net asset value at $1.00 are permitted by regulations promulgated by the SEC under the 1940 Act, provided that certain conditions are met. The Trust will maintain a dollar-weighted average maturity in the Money Market Funds of 90 days or less, will not purchase any instrument having a remaining maturity of more than 397 days, and will limit its investments to those U.S. dollar-denominated instruments which are permitted investments under SEC regulations. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Money Market Funds current net asset value per share calculated using available market quotations from the Money Market Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to

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eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Money Market Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Money Market Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Money Market Fund must annually distribute at least 90% of its investment company taxable income.

NON-MONEY MARKET FUNDS

With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to Nations Intermediate Bond Master Portfolio and Nations California Municipal Bond Fund, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

For purposes of determining the net asset value per share of the Funds that invest in foreign securities or engage in Foreign Currency Transactions, all assets and liabilities of the Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to such shares

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

as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC;
(b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following information supplements and should be read in conjunction with Prospectus section entitled "Tax Information." The Prospectuses of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

GENERAL

The Trust intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Trust as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

In addition, for tax years beginning on or before August 7, 1997, a regulated investment company must, in general, have derived less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months.

The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The

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Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

EXCISE TAX

A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

TAXATION OF FUND INVESTMENTS

Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

Gains recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

The amount of any gain or loss realized by a Fund on closing out a "Section 1256 contract" generally will result in a realized capital gain or loss for Federal income tax purposes. "Section 1256 contracts" include regulated futures contracts, certain foreign currency contracts and nonequity options. Section 1256 contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

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Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

CAPITAL GAIN DISTRIBUTIONS

Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do not exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

OTHER DISTRIBUTIONS

Although dividends of net investment income will be declared daily based on each Fund's daily earnings, for Federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

DISPOSITION OF FUND SHARES

A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the Shares (or are deemed to receive in the case of an exchange) and the cost of your Shares.

If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (described below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a designated capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate generally applicable to net capital gains is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

FOREIGN SHAREHOLDERS

Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to Federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net capital gains are generally not subject to tax withholding applicable to foreign shareholders.

NEW REGULATIONS

On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

BACKUP WITHHOLDING
The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.

TAX-DEFERRED PLANS

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

The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. A Tax-Exempt Fund (defined below), however, is generally not a suitable investment for retirement plans because such retirement plans would not gain any benefit from the tax-exempt nature of the Tax-Exempt Fund's dividends. Prospective investors should contact their selling agents for details concerning retirement plans.

ADDITIONAL CONSIDERATIONS FOR NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND

If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from Federal income tax, it will qualify under the Code to pay "exempt-interest dividends." Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund (the "Tax-Exempt Funds") intend to so qualify and are designed to provide investors with a high level of income exempt from Federal income tax.

The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of Nations Municipal Reserves' expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their tax advisors.

ADDITIONAL CONSIDERATIONS FOR NATIONS CALIFORNIA TAX-EXEMPT RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Funds intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Funds dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxable for such purposes, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

OTHER MATTERS

Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                         FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the

Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Trust will not give preference to correspondents of BankAmerica or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with BankAmerica or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

Certain affiliates of BankAmerica and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by Nations California Municipal Bond Fund. BankAmerica or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, Nations California Municipal Bond Fund may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of BankAmerica is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED        FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND*                                    FEBRUARY 28, 1999        FEBRUARY 28, 1998         FEBRUARY 28, 1997
-------------------------------------------------------------------------------------------------------------------
Nations Capital Income Fund                          $                 $296,651                 $225,515
-------------------------------------------------------------------------------------------------------------------
Nations Asset Allocation Fund+                       $                 $125,211                 $152,270
-------------------------------------------------------------------------------------------------------------------
Nations Blue Chip Master Portfolio                   $                 $748,649                 $637,281
-------------------------------------------------------------------------------------------------------------------

SECTION 28(E) STANDARDS

Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has

* The information in this chart reflects brokerage commissions paid by the Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income
Fund), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).
+ Until June 23, 1997, Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York ("BNY"), 90 Washington Street, New York, New York 10286, serves as custodian ("Custodian") for the securities and cash of each Fund. NationsBank of Texas, N.A. served as Custodian for the securities and cash of each Fund for the fiscal year ended April 30, 1998. As custodian, BNY, maintains custody of the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of the Funds all checks, and receives all dividends and other distributions made on securities owned by the Funds. For such services, BNY, is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds non-money market Funds up to $10 billion and (ii) 1/2 of one basis point on the excess, including all Nations Funds money market Funds

The Bank of New York ("BONY"), located at Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the international Funds.

The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

For the fiscal year ended April 30, 1998, the Trust paid $26,231 in aggregate fees to NationsBank of Texas, N.A. for its services as custodian for the shares of each Fund.

First Data, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for the Funds. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services.

                                   DISTRIBUTOR

Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                              DESCRIPTION OF SHARES

Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds and different classes of each Fund. Each Money Market Fund currently offers Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares and Trust Class Shares. Nations Cash Reserves also offers Marsico Class Shares to investors and prospective investors of the portfolios of The Marsico Investment Fund (currently consisting of Marsico Focus Fund and Marsico Growth & Income Fund). Each Non-Money Market Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Primary A Shares. Nations Asset Allocation Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund also offer Seafirst Shares. Nations Asset Allocation Fund and Nations Blue Chip Fund also offer Primary B Shares. Except for differences between classes of a Fund pertaining to distribution arrangements, each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional Funds or classes of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Each Fund or class of a Fund will vote separately on matters pertaining solely to such Fund or class. Such matters include matters relating to a Fund's investment advisory agreement or a class' distribution plan. All Funds will vote as a whole on matters affecting all Funds such as the election of Trustees and the appointment of the Trust's independent accountant.

                                 5% SHAREHOLDERS
         The following table sets forth certain information concerning each person who, to the Trust's knowledge, is a record owner of 5% or more of the Shares of a class of a Fund. Information is given as of [DATE].


                                                                 PERCENTAGE OF SHARES
NAME AND ADDRESS                                                 HELD OF RECORD ONLY
----------------                                                 -------------------

NATIONS CASH RESERVES
---------------------

Adviser Class Shares
--------------------
Bankers Trust FBO                                                          11.97%
Tenneco Salary - 193024
PO Box 9014
Church Street Station
New York, NY  10008

Capital Class Shares
--------------------
NationsBank of Texas, N.A.                                                 28.24%
Attn:  David Thayer
1401 Elm Street, 11th Floor
Dallas, TX  75202

The Bank of New York                                                       27.41%
As Agent for Its Securities
Lending Customers
101 Barclay Street
New York, NY  10286

Liquidity Class Shares
----------------------
NationsBank of Texas, N.A. - Agent FBO                                     27.78%
Global Finance Sweep Customers
Attn: Steven Edwards
1201 Main Street
TX1-609-21-04
Dallas, TX  75202

Casita LP                                                                   9.77%
c/o Lori Gerken
3390 Peachtree St. Suite 1200
Atlanta, GA 30326

Market Class Shares
-------------------
NationsBank SWP Disbursement NC
NationsBank Sweep/Autoborrow                                               98.73%
First Citizens Bldg.
128 S. Tryon St. NC1-006-08-03

Daily Class Shares
------------------

Service Class Shares
--------------------


Investor Class Shares
---------------------

Trust Class Shares
------------------

Marsico Shares
--------------

NATIONS MONEY MARKET RESERVES
-----------------------------

Adviser Class Shares
--------------------
Central Carolina Bank                                                      99.99%
Attn: Cash Management
111 Corcoran Street 2nd FLR MO 2-1 Durham, NC 27701

Capital Class Shares
--------------------
Barnett Bank                                                               81.29%
Attn: Bill Lendzian
PO Box 40200 FL9-100-03-09
Jacksonville, FL 32203-0200

NYT Capital Inc.                                                           16.22%
----------------                                                           ------
Attn: Mehal Naik
229 W 43rd St.
New York, NY 10036-3913

Liquidity Class
---------------
Stephens Inc.                                                             100.00%
Attn: Cindy Cole
111 Center Street
Little Rock, AR  72201

Market Class
------------
Stephens Inc.                                                             100.00%
Attn: Cindy Cole
111 Center Street
Little Rock, AR  72201

Daily Class Shares
------------------

Service Class Shares
--------------------

Investor Class Shares
---------------------

Trust Class Shares
------------------


NATIONS TREASURY RESERVES
-------------------------
Adviser Class Shares
Central Carolina Bank                                                      16.37%
Attn: Cash Management
111 Corcoran Street, 2nd Floor, MO 2-1 Durham, NC 21101

Group Health Plan Inc.                                                     10.06%
Attn:  Catinas Warren
940 West Port Plaza Suite 300
St. Louis, MO  63146-3108

Longstreet LLC                                                              7.35%
1899 L Street, 9th Floor
Washington, D.C. 20036

Hare & Co., Bank of New York                                                7.25%
Attn: STIF/Master Note
One Wall Street, 2nd Floor
New York, NY   10286

Capital Class Shares
America Online Inc.                                                        40.13%
Attn: Hilda Cosme
22000 AOL Way
Dulles, Va.  20166

Barnett Bank                                                               20.91%
Attn: Bill Lendzian
PO Box 40200 FL9-100-03-09
Jacksonville, FL 32203-0200

America Online Inc.                                                        10.09%
Money Market Account
Attn: Catherine Thomas
22000 AOL Way
Sterling, Va.  20166-9302

NationsBank of Texas, N.A.                                                  7.70%
Attn: David Thayer
1401 Elm Street, 11th Floor
Dallas, TX  75202

Liquidity Class Shares
----------------------
NationsBank of Texas, N.A. - Agent FBO                                     29.26%
Global Finance Sweep Customers
Attn: Steven Edwards
1201 Main Street
TX1-609-21-04
Dallas, TX  75202

Mutiwave Investments Inc.                                                  17.74%
c/o Siegfried & Co.
1201 North Market St. Suite 1601
Wilmington , DE  19801

ECT Securities Corp.                                                        7.92%
c/o Enron Corp.
Attn: Donna Lowry EB  2881
P.O. Box 1188
Houston, TX 77251-1188

Unisite Inc.                                                                5.41%
Escrow Account
3450 Bushwood Park Dr. Suite 250
Tampa, FL  33618

Market Class Shares
-------------------
NationsBank SWP Disbursement NC
NationsBank Sweep/Autoborrow                                               99.67%
First Citizens Bldg.
128 S. Tryon St. NC1-006-08-03

Daily Class Shares
------------------

Service Class Shares
--------------------

Investor Class Shares
---------------------

Trust Class Shares
------------------

NATIONS GOVERNMENT RESERVES
---------------------------

Adviser Class Shares
Hunt Memorial Hospital Dist.                                               18.41%
PO Box 1059
Greenville, TX  75403

Collins & 194th Associated LTD                                             12.31%
By Chicago Title Insurance Co. as
Escrow Agent
c/o State Accounting
1818 S. Australian Ave. Suite 210
West Palm Beach, FL  33409

Savvis Holdings Corporation                                                12.11%
7777 N. Bonhomme, Suite 1501
St. Louis, MO  63105

North Kansas City Hospital                                                 10.26%
Master Account
Attn: Mike Wright

2800 Clay Edwards Drive
No. Kansas City, MO  64116

St. Lukes Hospital                                                          8.96%
Building Depreciation Fund
10920 Elm Ave.
Kansas City, MO 64134

Hunt Memorial Hospital District                                             8.60%
Construction Fund
PO Box 1059
Greenville, TX 75403

Capital Class Shares
--------------------
Dallas ISD I&S Fund                                                        32.12%
3700 Ross Ave. Room 218C
Dallas, TX  75204

Dallas ISD I&S General Fund                                                28.99%
3700 Ross Ave. Room 218C
Dallas, TX  75204

AARP Financial Services                                                     9.79%
Attn: Linda Wiegano
601 E Street, NW
Washington, D.C. 20049

Dallas ISD                                                                  8.78%
Contractual Obligations
3700 Ross Ave. Room 218C
Room 218C
Dallas, TX  75204

The Nemours Foundation                                                      5.90%
Attn: Ron Malloy
1650 Prudential Dr. Suite 300
Jacksonville, FL  32201-8147

NationsBank of Texas, N.A.                                                  5.38%
Attn:  David Thayer
1401 Elm Street, 11th Floor
Dallas, TX  75202

Liquidity Class Shares
----------------------
Texas New Mexico Power Company                                             58.23%
PO Box 2943
Fort Worth, TX  76113

TNP Enterprises Inc.                                                       13.35%
4101 International Plaza
Fort Worth, TX  76109

Targeted Marketing Systems, Inc.                                           11.38%
PO Box 50708
Dallas, TX  75250

Market Class Shares
-------------------
NationsBank SWP Disbursement NC
NationsBank Sweep/Autoborrow                                              100.00%
First Citizens Bldg.
128 S. Tryon St. NC1-006-08-03

Daily Class Shares
------------------

Service Class Shares
--------------------

Investor Class Shares
---------------------

Trust Class Shares
------------------

NATIONS MUNICIPAL RESERVES
--------------------------

Adviser Class Shares
--------------------
Phil McDaniel                                                              13.52%
51 Water Street
Saint Augustine, FL  32084-2888

Timothy A. Braswell                                                        11.22%
17925 E. Village Circle
Tequesta, FL 33469

Laf/Tjf IV                                                                 10.46%
12805 SW 84th Avenue Road
Miami, FL  33156

ReeF Exploration                                                            8.47%
1901 N. Central EXPWY
Richardson, TX  75080

Donald Alan Burns                                                           6.92%
1021 N. Ocean Blvd.
Palm Beach, FL 33480

Dennis H. Gaffke and Margaret A. Gaffke                                     6.76%
JTWROS
8931 E. 74th St.
Tulsa, OK  74133-3105

HJ Freede Inc.                                                              6.03%
316 NW 39th Street
Oklahoma City, OK  73118

Rehabcare Group                                                             5.92%

Attn: Brenda Mason
7733 Forsyth Blvd.  Suite 1700
Clayton, MO  63105

Capital Class Shares
--------------------
NationsBank of Texas, N.A.                                                 71.95%
Attn:  David Thayer
1401 Elm Street, 11th Floor
Dallas, TX  75202

William K. Warren Jr. Trust B-3                                             8.34%
Attn: John-Kelly C. Warren TTEE
6585 South Yale Ave.
The William Medical Bldg. 9th Fl.
Tulsa, OK 74136-8373

Stephen Kelly Warren Trust A                                                6.04%
Attn: Steven Kelly Warren TTEE
6585 South Yale Ave.
The William Medical Bldg. 9th Fl.
Tulsa, OK 74136-8373

Liquidity Class Shares
----------------------
Vintec Company                                                             21.07%
1501 Malloy Lane
P.O. Box 1258
Murfreesboro, TN 37133

Joseph Falconite and Betty Falconite                                       18.06%
JTWROS
700 Lambiance #202
Naples, FL  34108

NQGR&G Options Inc.                                                        15.56%
Qualified Intermediary For
AGM Nevada Inc.
c/o Robert M. Ercole Esq.
One South St. - Suite 2700
Baltimore, MD  21202

Fedco Management Services, Inc.                                            13.90%
Attn: Odelin Fernandez
631 71st Street
Miami Beach, FL  33141

Glenn S. Collins III and Kathleen Collins                                   7.68%
JTROWS
PO Drawer 11310
College Station, TX  77842-1310

Washoe Company                                                              6.54%

PO Box 2086
Austin, TX  78768

Market Class Shares
-------------------
NationsBank SWP Disbursement NC
NationsBank Sweep/Autoborrow                                              100.00%
First Citizens Bldg.
128 S. Tryon St. NC1-006-08-03

Daily Class Shares
------------------

Service Class Shares
--------------------

Investor Class Shares
---------------------

Trust Class Shares
------------------

NATIONS CALIFORNIA TAX-EXEMPT RESERVES
--------------------------------------

Adviser Class Shares
--------------------

Capital Class Shares
--------------------

Liquidity Class Shares
----------------------

Market Class Shares
-------------------

Daily Class Shares
------------------

Service Class Shares
--------------------

Investor Class Shares
---------------------

Trust Class Shares
------------------

NATIONS ASSET ALLOCATION FUND
-----------------------------

Investor A Shares
-----------------

Investor B Shares
-----------------

Investor C Shares
-----------------

Primary A Shares
----------------

Primary B Shares
----------------

Seafirst Shares
---------------

NATIONS CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------

Investor A Shares
-----------------

Investor B Shares
-----------------

Investor C Shares
-----------------

Primary A Shares
----------------

NATIONS CAPITAL INCOME FUND
---------------------------

Investor A Shares
-----------------

Investor B Shares
-----------------

Investor C Shares
-----------------

Primary A Shares
----------------

NATIONS INTERMEDIATE BOND FUND
------------------------------

Investor A Shares
-----------------

Investor B Shares
-----------------

Investor C Shares
-----------------

Primary A Shares
----------------

Seafirst Shares
---------------

NATIONS BLUE CHIP FUND
----------------------

Investor A Shares
-----------------

Investor B Shares
-----------------

Investor C Shares
-----------------

Primary A Shares
----------------

Primary B Shares
----------------

Seafirst Shares
---------------


[AS OF AUGUST 1998, BANKAMERICA CORPORATION AND ITS AFFILIATES OWNED OF RECORD MORE THAN 25% OF THE OUTSTANDING SHARES OF THE COMPANIES ACTING AS AGENT, FIDUCIARY, OR CUSTODIAN FOR ITS CUSTOMERS AND MAY BE DEEMED A CONTROLLING PERSON OF SUCH COMPANIES UNDER THE 1940 ACT.]

                    SUITABILITY OF NATIONS TREASURY RESERVES
                      FOR INVESTMENT BY MUNICIPAL INVESTORS

The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or Article XVI,
Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to NIR with respect to the Nations Treasury Reserves has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in NIR are met, the Entity may invest in the Nations Treasury Reserves of NIR when duly authorized by its governing body.


                   REPORTS, EXPERTS, AND FINANCIAL INFORMATION

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

The Board of Trustees has selected PricewaterhouseCoopers LLP, with offices at 160 Federal Street, Boston, MA 02110, to serve as independent accountant to Nations Institutional Reserves. PricewaterhouseCoopers LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036 was the independent auditor for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to Nations Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio) for the fiscal year ended February 28, 1999. Certain financial information which appears in the Prospectuses and the financial statements has been audited by the accountants.

The Annual Report for the fiscal year ended April 30, 1998, is hereby incorporated by reference in this SAI. The Annual Reports for the Emerald Prime Advantage Institutional Fund (the predecessor to Nations Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 are also incorporated herein by reference. The Annual Reports for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income
Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to Nations Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio) for the fiscal year ended February 28, 1999 are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.
         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES


         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.   Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the

Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 130
     Actual Cost = $65,000                                             Value of Futures = $65,000/
     Increase in Purchase                                                       Contract
Price = $2,500                                                         Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000 Value of Futures Contract = 125 x $500 =
$62,500 Portfolio Beta Relative to the Index - 1 0

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                                       Value of Futures = $960,000
     Loss in Portfolio                                                 Gain on Futures = $40,000
       Value = $40 000

      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 120
     Actual Cost = $60,000                                             Value of Futures = $60,000/Contract
     Decrease in Purchase                                              Loss on Futures = $2,500
        Price = $2,500                                                     Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                                     Value of Futures = $1,040,000
     Gain in Portfolio = $40,000                                       Loss of Futures = $40,000
       Value = $40 000

III. Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      ACCOUNTING TREATMENT.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES


MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association ("FNMA") is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

     Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                         NATIONS INSTITUTIONAL RESERVES
                          FILE NOS. 33-33144; 811-6030

                                     PART C

                                OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS:

         (a)      Financial Statements

         Included in Part A:

                  Per Share Income and Capital Changes

         Included in Part B:

                  Audited Financial Statements, including:

                      Portfolio of Investments for April 30, 1998 Statements of Assets and Liabilities for April 30, 1998 Statements of Operations for the year ended April 30, 1998
                      Statements of Changes in Net Assets for the years ended April 30, 1998 and April 30, 1997 Financial Highlights Notes to Financial Statements
                      Report of Independent Accountants, dated June 18, 1998

                      Portfolio of Investments for February 28, 1999 Statements of Assets and Liabilities for February 28, 1999 Statements of Operations for the year ended February 28, 1999 Statements of Changes in Net Assets for the years ended February 28, 1998 and February 28, 1999 Financial Highlights Notes to Financial Statements
                      Report of Independent Accountants, dated June 18, 1998

         Included in Part C:


         (b)      Additional Exhibits

                  (1)(a) Declaration of Trust, dated January 22, 1990, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (1)(b) Classification of shares, dated February 5, 1998, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (2) By-Laws, dated January 22, 1990, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (3)      Not Applicable

                  (4)      Not Applicable

                  (5)(a) Investment Advisory Agreement with Nationsbanc Advisors, Inc. incorporated by reference to Post-Effective Amendment No. 17

                  (5)(b) Sub-Advisory Agreement with TradeStreet Investment Associates, Inc. is incorporated by Reference to Post-Effective Amendment No. 17

                  (6) Distribution Agreement with Stephens, Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (7)      Not Applicable

                  (8) Mutual Fund Custody and Sub-Custody Agreement with NationsBank of Texas, N.A. as Custodian and The Bank of New York as Sub-Custodian is incorporated by Reference to Post-Effective Amendment No. 20

                  (9)(a) Administration Agreement with Stephens Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (9)(b) Co-Administration Agreement with The Boston Company Advisors, Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (9)(c) Transfer Agency Agreement with First Data, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (10)     Opinion and Consent of Counsel filed herewith.

                  (11)     Consent of Independent Accountants -
                           PricewaterhouseCoopers LLP, filed herewith.

                  (12)     Not Applicable

                  (13)     Not Applicable

                  (14)     Not Applicable

                  (15)(a) Distribution Plan for Liquidity Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(b) Shareholder Servicing Plan for Adviser Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(c) Form of Shareholder Servicing Agreement for Adviser Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(d) Shareholder Servicing Plan for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(e) Form of Shareholder Servicing Agreement for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(f) Distribution Plan for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(g) Form of Brokerage Agreement Incorporated, dated November 18, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(h) Shareholder Servicing Plan for Liquidity Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (15)(h) Shareholder Servicing Plan for Marsico Shares, is incorporated by reference to Post-Effective Amendment No. 25 filed on April 9, 1999.

                  (15)(i) Administration Plan for Marsico Shares, is incorporated by reference to Post-Effective Amendment No. 25 filed on April 9, 1999.

                 (16) Performance Quotation Computation is incorporated by reference to Post-Effective Amendment No. 6.

                  (17)     Not Applicable

                 (18) Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated April 12, 1995, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

                  (19) Powers of Attorney for Thomas S. Word, Jr., James Ermer, William H. Grigg, Charles B. Walker, A. Max Walker, Edmund L. Benson, Thomas

                           F. Keller and Richard H. Rose, are incorporated by reference to Post-Effective Amendment No. 10 filed on June 30, 1994.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Registrant is controlled by its Board of Trustees.

Item 27.          INDEMNIFICATION

         Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Indemnification of Registrant's administrators, principal underwriter, custodian and transfer agent is provided for, respectively, in the:

         1.       Administration Agreement with Stephens Inc.;

         2. Co-Administration Agreement with First Data Investors Services Group, Inc.;

         3.       Distribution Agreement with Stephens Inc.;

         4.       Custody Agreement with The Bank of New York; and

         5. Transfer Agency Agreement with First Data Investor Services Group, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.



Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

         (a) To the knowledge of Registrant, none of the directors or officers of NationsBanc Advisors, Inc. ("NBAI"), the adviser to the Registrant's portfolios, or TradeStreet Investment Associates, Inc. ("TradeStreet") the sub-investment adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or TradeStreet, respectively, or other subsidiaries of NationsBank Corporation.

         (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

         (c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

Item 29.        Principal Underwriters:

              (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund Trust, Nations Annuity Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc. closed-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

      (c)            Not applicable.


Item 30.             Location of Accounts and Records:

              (1) NationsBanc Advisors, Inc., One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Investment Adviser).

              (2) TradeStreet Investment Associates, Inc., One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Sub-Investment Adviser).

              (3) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Distributor).

              (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator).

              (5) First Data Investor Services Group, Inc., One Exchange Place, 53 State Street, Boston, Massachusetts 02109 (records relating to its functions as Co-Administrator).

              (6) First Data Investor Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its function as Transfer Agent).

              (8) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its function as Custodian).


Item 31.             Management Services

                     None

Item 32.             Undertakings

      (a) To call a meeting of Shareholders for the purpose of voting upon the question of the removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with each meeting to comply with the provision of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

      (b) To furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

NOTICE

              A copy of the Agreement and Declaration of Trust for The Capitol Mutual Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 1st day of July, 1999.

                                                NATIONS INSTITUTIONAL RESERVES

                                                By:                  *
                                                      --------------------------
                                                      A. Max Walker
                                                      President and Chairman
                                                      of the Board of Trustees

                                                By:   /s/ Richard H. Blank, Jr.
                                                      --------------------------
                                                      Richard H. Blank, Jr.
                                                      *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----

                *                              President and Chairman                  July 1, 1999
----------------------------------            of the Board of Trustees
(A. Max Walker)                               (Principal Executive Officer)


/s/ Richard H. Blank, Jr.                      Treasurer and Secretary                 July 1, 1999
----------------------------------            (Principal Financial and
(Richard H. Blank, Jr.)                          Accounting Officer)


                *                                      Trustee                         July 1, 1999
----------------------------------
(Edmund L. Benson, III)

                *                                      Trustee                         July 1, 1999
----------------------------------
(James Ermer)

                *                                      Trustee                         July 1, 1999
----------------------------------
(William H. Grigg)

                *                                      Trustee                         July 1, 1999
----------------------------------
(Thomas F. Keller)

                  *                                    Trustee                         July 1, 1999
----------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         July 1, 1999
---------------------------------
(Charles B. Walker)

                *                                      Trustee                         July 1, 1999
----------------------------------
(Thomas S. Word)

                *                                      Trustee                         July 1, 1999
----------------------------------
(James B. Sommers)

                *                                      Trustee                         July 1, 1999
----------------------------------
(Cornelius J. Pings)

/s/ Richard H. Blank, Jr.
----------------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                         NATIONS INSTITUTIONAL RESERVES
                                  EXHIBIT INDEX

Exhibit
Number               Description
------               -----------


EX-99.B10        Opinion and Consent of Counsel

EX-99.B11        Consent of Independent Accountants